John Hancock
Real Estate
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital, with
income as a
secondary goal,
by investing
primarily in
securities of U.S.
and foreign real
estate companies.
The Fund
generally focuses
on real estate
investment trusts
(REITs).


Over the last twelve months

* Real estate investment trusts (REITs) posted positive returns thanks to stable earnings and high dividend yields.

* The Fund emphasized REITs that were best positioned to weather an economic downturn.

* Self-storage and retail REITs were the top contributors to Fund performance, while hotel REITs were the worst performers.

[Bar chart with heading "John Hancock Real Estate Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 14% at the top. The first bar represents the 13.26% total return for Class
A. The second bar represents the 12.37% total return for Class B. The third bar represents the 12.37% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 5.1%   Equity Office Properties
 5.1%   Equity Residential Properties
 3.6%   Simon Property Group
 3.0%   Vornado Realty
 3.0%   Public Storage
 2.9%   Boston Properties
 2.7%   ProLogis
 2.5%   Avalonbay Communities
 2.5%   Kimco Realty
 2.5%   Apartment Investment & Management Co.

As a percentage of net assets on October 31, 2001.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND JAMES J. MCKELVEY, THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
Real Estate Fund

MANAGERS'
REPORT

The past year was a difficult period for U.S. stocks. After a decade of expansion, the economy experienced a sharp slowdown amid excess inventories and business spending cutbacks. The Federal Reserve cut short-term interest rates nine times to prop up the flagging economy, but it wasn't enough to prevent corporate earnings from deteriorating. As a result, stocks suffered a significant decline that was only made worse by the horrific terrorist attacks of September 11.

In this challenging environment, real estate investment trusts (REITs) proved to be one of the few safe harbors. In general, REITs tend to feel the effects of an economic downturn later than the rest of the market, so their earnings were more stable as the economy slowed. In addition, REITs offered attractive dividend yields (about 7% on average) as interest rates declined.

"In this challenging
 environment, real estate
 investment trusts (REITs)
 proved to be one of the
 few safe harbors."

In early October, Equity Office Properties became the first REIT to join the Standard & Poor's 500, a broad stock market index, and several other REITs were added to S&P's small- and mid-cap indexes. These moves are significant because they give the REIT sector greater exposure and legitimacy in the financial markets.

FUND PERFORMANCE

For the year ended October 31, 2001, the John Hancock Real Estate Fund's Class A, Class B and Class C shares posted total returns of 13.26%, 12.37% and 12.37%, respectively, at net asset value. The Fund outperformed the 9.01% return of the average real estate fund, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund benefited from an emphasis on REITs that were positioned to weather an economic downturn, such as those with strong balance sheets and sustainable dividends. Several mergers also provided a boost to Fund performance: Equity Office Properties completed its acquisition of Spieker Properties; Archstone Communities agreed to acquire Charles E. Smith Residential; and CALPERS recently announced that it would buy Cabot Industrial and take it private.

[A photo of Team leader Jim Schmidt flush right next to first paragraph.]

STRATEGY REVIEW

The Fund seeks long-term growth of capital, with income as a secondary goal, by investing in the securities of real estate and real estate-related companies. The Fund's primary focus is REITs, which are companies that own, operate and develop real estate and are specifically structured to pass the income from property operations through to shareholders. We own a diversified portfolio of REITs with a broad spectrum of specialties, including office, hotel, apartment and retail properties.

"The Fund benefited from
 an emphasis on REITs
 that were positioned
 to weather an
 economic downturn..."

THE GOOD: STORAGE AND RETAIL REITS

Nearly every industry within the REIT market posted gains over the past year, but self-storage REITs were by far the best performers. The self-storage business tends to be immune to the ups and downs of the economy, so these REITs have the most stable cash flows in a downturn. The Fund's top contributor during the last 12 months was Public Storage, the largest self-storage REIT and a top-ten holding.

Retail REITs performed surprisingly well thanks to the resiliency of consumer spending, which until recently was one of the few bright spots in the economy. The Fund was underweighted in retail REITs because we expected consumer spending to weaken along with the rest of the economy. The Fund's bigger holdings were neighborhood shopping center REITs, such as Kimco Realty and Developers Diversified Realty, whose largest tenants are typically "basic" retailers such as grocery and drug stores.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is REIT equity-office property 24%, the second is REIT equity-apartments 19%, the third REIT equity-regional malls 10%, the fourth REIT equity-shopping centers 10%, and the fifth REIT equity-warehouse industries 7%.]

THE DECENT: OFFICE AND APARTMENT REITS

Overall, office REITs posted positive results, but there were pockets of weakness. Those with exposure to technology-dominated regions, where vacancies increased dramatically, or that rely heavily on new development, which is hard to lease during a downturn, underperformed. The Fund held an overweighted position in office REITs, but with an emphasis on geographically diversified companies.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into three sections (from top to left): Common stock 95%, Preferred stock 1% and Short-term investments & other 4%.]

We took a similar approach with apartment REITs. The Fund was underweighted in this area, but our larger holdings included broadly diversified apartment REITs such as Equity Residential Properties and Archstone Communities.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Chelsea Property Group followed by an up arrow with the phrase "Owns and operates popular discount outlet malls." The second listing is Sovran Self Storage followed by an up arrow with the phrase "Insulated from economic downturn; increased dividend." The third listing is Host Marriott followed by a down arrow with the phrase "Cut dividend in the wake of September 11."]

THE UGLY: HOTEL REITS

Hotels were the only REIT industry to produce a negative return during the one-year period. Hotel REITs started the year strong, but the slowing economy eventually took its toll on occupancy levels. Then, in the aftermath of September 11, per room revenues plummeted as travel and tourism came to an abrupt halt. The good news is that the Fund was consistently underweighted in hotel REITs during the one-year period.

NON-REIT HOLDINGS PAY OFF

The Fund held a 5% to 10% stake in non-REITs throughout the past year, but it's important to note that these holdings are tied to the real-estate industry. Primarily, the Fund focused on companies associated with residential mortgages, such as Fannie Mae, Freddie Mac, Countrywide Credit and Washington Mutual. A strong housing market and historically low mortgage rates enabled these stocks to post solid returns.

OUTLOOK

The U.S. economy is likely headed for recession, which means growing vacancy rates and deteriorating rent growth in the REIT sector. However, we think the impact will be less severe than in previous recessions because new development has been less frenetic than in the past. In addition, we expect REITs to hold up better than the rest of the stock market because of their growing earnings, albeit at a slower pace, healthy balance sheets and secure dividends, except among hotels.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Morgan Stanley
REIT Index, Index 2, an
unmanaged index
consisting of the most
actively traded real
estate investment
trusts.

It is not possible to
invest in an index.


                              Class A      Class B      Class C      Index 1
Inception date                9-30-98       3-1-00       3-1-00           --

Average annual returns with maximum sales charge (POP)
One year                         7.57%        7.37%       10.29%      -24.89%
Since inception                  8.52%       16.38%       17.82%          --

Cumulative total returns with maximum sales charge (POP)
One year                         7.57%        7.37%       10.29%      -24.89%
Since inception                 28.69%       28.80%       31.47%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund, before sales charge, and is equal to $13,551 as of October 31, 2001. The second line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $12,869 as of October 31, 2001. The third line represents the Index 2 and is equal to $12,311 as of October 31, 2001. The fourth line represents the Index 1 and is equal to $10,825 as of October 31, 2001.

                                    Class B      Class C 1
Inception date                       3-1-00       3-1-00
Without sales charge                $13,280      $13,280
With maximum sales charge           $12,880      $13,148
Index 1                              $7,915       $7,915
Index 2                             $13,308      $13,308

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.




FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into three main categories: common stocks, preferred stock and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES           ISSUER                                                                                   VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.90%                                                                                 $7,229,666
(Cost $7,246,595)

Building -- Residential/Commercial 0.43%                                                                $32,500
 1,000   Pulte Homes, Inc.                                                                               32,500

Computer -- Services 0.72%                                                                               55,002
 1,300   CoStar Group, Inc.*                                                                             24,102
 6,000   LendingTree, Inc.*                                                                              30,900

Finance -- Savings & Loan 3.24%                                                                         247,013
 1,600   Astoria Financial Corp.                                                                         83,344
   800   Golden State Bancorp., Inc.                                                                     20,288
   800   GreenPoint Financial Corp.                                                                      25,640
 3,900   Washington Mutual, Inc.                                                                        117,741

Mortgage Banking 4.66%                                                                                  354,607
 1,900   Countrywide Credit Industries, Inc.                                                             75,867
 1,600   Fannie Mae                                                                                     129,536
 2,200   Freddie Mac                                                                                    149,204

Real Estate -- Operations 2.20%                                                                         167,860
 4,400   Brookfield Properties Corp. (Canada)                                                            70,620
 5,200   Security Capital Group, Inc.*                                                                   97,240

REIT Equity -- Apartments 18.67%                                                                      1,422,512
 4,500   Apartment Investment & Management Co. (Class A)                                                188,865
 6,200   Archstone-Smith Trust                                                                          150,040
 4,200   Avalonbay Communities, Inc.                                                                    190,680
 2,500   BRE Properties, Inc. (Class A)                                                                  72,500
 1,000   Camden Property Trust                                                                           34,800
 2,450   Cornerstone Realty Income Trust, Inc.                                                           26,190
15,000   Equity Residential Properties Trust                                                            389,250
   800   Essex Property Trust, Inc.                                                                      37,480
 2,000   Home Properties of New York, Inc.                                                               61,220
 1,400   Mid-America Apartment Communities, Inc.                                                         34,412
 1,500   Pennsylvania Real Estate Investment Trust                                                       33,225
   500   Post Properties, Inc.                                                                           16,980
 1,900   Smith (Charles E.) Residential Realty, Inc.                                                     90,155
   800   Summit Properties, Inc.                                                                         18,120
 5,500   United Dominion Realty Trust, Inc.                                                              78,595

REIT Equity -- Diversified 5.26%                                                                        400,784
 1,400   Bedford Property Investors, Inc.                                                                28,644
 2,000   Catellus Development Corp.                                                                      34,400
   700   i-star Financial, Inc.                                                                          16,310
17,000   Pinnacle Holdings, Inc.*                                                                        10,200
 5,000   Trizec Hahn Corp. (Canada)                                                                      79,950
 5,900   Vornado Realty Trust                                                                           231,280

REIT Equity -- Hotel/Restaurants 3.31%                                                                  251,766
 1,000   Equity Inns, Inc.                                                                                7,940
 2,100   Hospitality Properties Trust                                                                    52,101
 8,700   Host Marriott Corp.                                                                             58,725
 2,400   MeriStar Hospitality Corp.                                                                      22,800
 5,000   Starwood Hotels & Resorts Worldwide, Inc.                                                      110,200

REIT Equity -- Manufactured Homes 1.20%                                                                  91,650
 1,600   Chateau Communities, Inc.                                                                       50,400
 1,100   Sun Communities, Inc.                                                                           41,250

REIT Equity -- Office Property 24.39%                                                                 1,857,791
 2,000   Alexandria Real Estate Equities, Inc.                                                           80,400
 4,700   Arden Realty, Inc.                                                                             115,761
 6,300   Boston Properties Corp.                                                                        222,705
 2,500   Brandywine Realty Trust                                                                         49,350
 3,500   CarrAmerica Realty Corp.                                                                        99,085
 2,200   Corporate Office Properties Trust                                                               24,310
 1,900   Cousins Properties, Inc.                                                                        45,999
 4,500   Crescent Real Estate Equities Co.                                                               79,245
 5,800   Duke-Weeks Realty Investment, Inc.                                                             133,690
13,738   Equity Office Properties Trust                                                                 391,533
 2,000   Glenborough Realty Trust, Inc.                                                                  34,780
 2,400   Highwoods Properties, Inc.                                                                      56,640
 8,500   HRPT Properties Trust                                                                           69,275
 2,200   Kilroy Realty Corp.                                                                             51,502
 3,500   Mack-Cali Realty Corp.                                                                         108,500
 1,900   Mission West Properties, Inc.                                                                   22,971
 1,400   Prentiss Properties Trust                                                                       35,560
 3,500   Prime Group Realty Trust                                                                        33,425
 3,600   Reckson Associates Realty Corp.                                                                 82,800
 1,400   Reckson Associates Realty Corp. (Class B)*                                                      33,782
 2,900   SL Green Realty Corp.                                                                           86,478

REIT Equity -- Regional Malls 9.67%                                                                     736,492
 2,300   CBL & Associates Properties, Inc.                                                               66,976
 3,500   General Growth Properties, Inc.                                                                128,170
 2,300   Macerich Co. (The)                                                                              55,660
 2,400   Mills Corp.                                                                                     52,416
 5,000   Rouse Co. (The)                                                                                131,350
10,000   Simon Property Group, Inc.                                                                     275,000
 2,000   Taubman Centers, Inc.                                                                           26,920

REIT Equity -- Shopping Centers 9.59%                                                                   730,465
 1,000   Chelsea Property Group, Inc.                                                                    44,800
 3,400   Developers Diversified Realty Corp.                                                             61,880
 2,200   Equity One, Inc.                                                                                26,400
 1,900   Federal Realty Investment Trust                                                                 41,458
 1,400   Glimcher Realty Trust                                                                           22,876
 2,900   JDN Realty Corp.                                                                                30,798
 1,200   JP Realty, Inc.                                                                                 25,200
 3,900   Kimco Realty Corp.                                                                             190,671
 3,000   New Plan Excel Realty Trust                                                                     53,340
 1,400   Pan Pacific Retail Properties, Inc.                                                             38,850
 1,400   Realty Income Corp.                                                                             40,040
 3,600   Regency Centers Corp.                                                                           89,100
 1,300   Weingarten Realty Investors                                                                     65,052

REIT Equity -- Storage 4.38%                                                                            333,958
 1,700   PS Business Parkes, Inc.                                                                        47,719
 4,700   Public Storage, Inc.                                                                           154,583
 2,100   Shurgard Storage Centers, Inc.                                                                  63,126
 1,000   Sovran Self Storage, Inc.                                                                       28,380
 1,000   Storage USA, Inc.                                                                               40,150

REIT Equity -- Warehouse/Industries 7.18%                                                               547,266
 3,900   AMB Property Corp.                                                                              94,809
 1,900   Cabot Industrial Trust                                                                          45,258
 1,200   Centerpoint Properties Corp.                                                                    55,800
 2,000   First Industrial Realty Trust, Inc.                                                             55,000
 3,400   Liberty Property Trust                                                                          91,120
10,300   ProLogis Trust                                                                                 205,279

PREFERRED STOCK 0.93%                                                                                    71,172
(Cost $60,082)

REIT Equity -- Storage 0.93%
2,700    Public Storage, Inc. 12.25%                                                                     71,172

                                                                       INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                        RATE    (000s omitted)         VALUE
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.54%                                                                           $498,000
(Cost $498,000)

Joint Repurchase Agreement 6.54%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc. Dated 10-31-01,
  due 11-01-01 (Secured by U.S. Treasury Bond 6.375%
  due 08-15-27, U.S. Treasury Inflation Indexed
  Note 3.375% due 01-15-09)                                                2.58%           $498        $498,000

TOTAL INVESTMENTS 102.37%                                                                            $7,798,838

OTHER ASSETS AND LIABILITIES, NET (2.37%)                                                             ($180,748)

TOTAL NET ASSETS 100.00%                                                                             $7,618,090


* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $7,804,677)                             $7,798,838
Cash                                                                      139
Receivable for investments sold                                        91,217
Receivable for shares sold                                             94,307
Dividends and interest receivable                                      11,652
Other assets                                                              148

Total assets                                                        7,996,301

LIABILITIES
Payable for investments purchased                                     295,843
Payable to affiliates                                                  26,534
Payable for shares repurchased                                          3,246
Other payables and accrued expenses                                    52,588

Total liabilities                                                     378,211

NET ASSETS
Capital paid-in                                                     7,546,560
Accumulated net realized gain on investments                           63,505
Net unrealized depreciation of investments                             (5,839)
Undistributed net investment income                                    13,864

Net assets                                                         $7,618,090

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($3,018,114 [DIV] 281,790 shares)                              $10.71
Class B ($3,619,587 [DIV] 338,213 shares)                              $10.70
Class C ($980,389 [DIV] 91,614 shares)                                 $10.70

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.71 [DIV] 95%)                                           $11.27
Class C ($10.70 [DIV] 99%)                                             $10.81

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $215)                 $297,095
Interest                                                                7,843

Total investment income                                               304,938

EXPENSES
Investment management fee                                              40,967
Class A distribution and service fee                                    7,796
Class B distribution and service fee                                   18,828
Class C distribution and service fee                                    6,394
Custodian fee                                                          72,746
Registration and filing fee                                            63,140
Transfer agent fee                                                     19,991
Auditing fee                                                           15,850
Printing                                                                7,006
Accounting and legal services fee                                       1,037
Miscellaneous                                                             776
Trustees' fee                                                             179

Total expenses                                                        254,710
Less expense reductions                                              (152,560)

Net expenses                                                          102,150

Net investment income                                                 202,788

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                      199,347
Change in net unrealized appreciation (depreciation)
  on investments                                                       57,923

Net realized and unrealized gain                                      257,270

Increase in net assets from operations                               $460,058

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif
ference reflects
earnings less
expenses,
any investment
gains and losses,
distributions
paid to share
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $137,695         $202,788
Net realized gain                                  185,056          199,347
Change in net unrealized
  appreciation (depreciation)                       19,550           57,923

Increase in net assets
  resulting from operations                        342,301          460,058

Distributions to shareholders
From net investment income
Class A                                            (93,688)         (89,839)
Class B 1                                          (25,733)         (52,740)
Class C 1                                           (4,603)         (15,973)
From net realized gain
Class A                                            (54,785)        (145,326)
Class B 1                                               --          (62,799)
Class C 1                                               --          (13,551)
                                                  (178,809)        (380,228)

From fund share transactions                     3,767,272        2,647,310

NET ASSETS
Beginning of period                                960,186        4,890,950

End of period 2                                 $4,890,950       $7,618,090

1 Class B and Class C shares began operations on 3-1-00.

2 Includes undistributed net investment income of $4,355 and $13,864, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98 1  10-31-99 2  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.93       $9.48      $10.21
Net investment income 3                                   0.14        0.37        0.52        0.45
Net realized and unrealized
  gain (loss) on investments                             (0.09)      (0.48)       1.54        0.86
Total from investment
  operations                                              0.05       (0.11)       2.06        1.31
Less distributions
From net investment income                               (0.12)      (0.34)      (0.79)      (0.37)
From net realized gain                                      --          --       (0.54)      (0.44)
                                                         (0.12)      (0.34)      (1.33)      (0.81)
Net asset value, end of period                           $9.93       $9.48      $10.21      $10.71
Total return 4,5 (%)                                      0.47 6     (1.11) 6    20.40       13.26

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1          $1          $3          $3
Ratio of expenses to average
  net assets (%)                                          1.65 7      1.65 7      1.65        1.65
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.85 7     11.71 7      8.89        4.63
Ratio of net investment income
  to average net assets (%)                               5.72 7      4.49 7      5.11        4.28
Portfolio turnover (%)                                     109         345         482         274

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.21
Net investment income 3                                   0.30        0.38
Net realized and unrealized
  gain on investments                                     0.13        0.84
Total from investment
  operations                                              0.43        1.22
Less distributions
From net investment income                               (0.22)      (0.29)
From net realized gain                                      --       (0.44)
                                                         (0.22)      (0.73)
Net asset value, end of period                          $10.21      $10.70
Total return 4,5 (%)                                     18.19 6     12.37

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1          $4
Ratio of expenses to average
  net assets (%)                                          2.35 7      2.35
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.59 7      5.33
Ratio of net investment income
  to average net assets (%)                               4.13 7      3.65
Portfolio turnover (%)                                     482         274

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.21
Net investment income 3                                   0.24        0.39
Net realized and unrealized
  gain on investments                                     0.19        0.83
Total from investment
  operations                                              0.43        1.22
Less distributions
From net investment income                               (0.22)      (0.29)
From net realized gain                                      --       (0.44)
                                                         (0.22)      (0.73)
Net asset value, end of period                          $10.21      $10.70
Total return 4,5 (%)                                     18.19 6     12.37

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     -- 9        $1
Ratio of expenses to average
  net assets (%)                                          2.35 7      2.35
Ratio of adjusted expenses
  to average net assets 8 (%)                             9.59 7      5.33
Ratio of net investment income
  to average net assets (%)                               3.40 7      3.55
Portfolio turnover (%)                                     482         274

1 Class A shares, Class B shares and Class C shares began operations on 9-30-98, 3-1-00 and 3-1-00, respectively.

2 Effective 10-31-99, the fiscal year end changed from December 31 to October 31.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Real Estate Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital through investing in equity securities of real estate companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, income
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $152,560 for the year ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse
JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $29,110 with regard to sales of Class A shares. Of this amount, $2,070 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $24,952 was paid as sales commissions to unrelated broker-dealers and $2,088 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $9,471 with regard to sales of Class C shares. Of this amount, $9,248 was paid as sales commissions to unrelated broker-dealers and $223 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $4,636 for Class B shares and $137 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 100,000 shares of beneficial interest of the Fund as of October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Com pensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                     YEAR ENDED 10-31-00               YEAR ENDED 10-31-01
                                   SHARES         AMOUNT             SHARES         AMOUNT
CLASS A SHARES
Sold                              254,172     $2,539,407            180,870     $1,980,342
Distributions reinvested            3,514         36,708             12,465        127,978
Repurchased                       (40,664)      (428,094)          (229,904)    (2,441,805)
Net increase (decrease)           217,022     $2,148,021            (36,569)     ($333,485)

CLASS B SHARES 1
Sold                              277,811     $2,844,947            324,040     $3,561,149
Distributions reinvested            2,110         22,193              9,708        100,171
Repurchased                      (148,414)    (1,543,910)          (127,042)    (1,349,413)
Net increase                      131,507     $1,323,230            206,706     $2,311,907

CLASS C SHARES 1
Sold                               38,224       $389,361             97,087     $1,060,451
Distributions reinvested              429          4,510              2,705         28,060
Repurchased                        (9,546)       (97,850)           (37,285)      (419,623)
Net increase                       29,107       $296,021             62,507       $668,888

NET INCREASE                      377,636     $3,767,272            232,644     $2,647,310

1 Class B and Class C shares began operations on 3-1-00.

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $16,073,847 and $13,755,232, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $7,937,663. Gross unrealized appreciation and depreciation of investments aggregated $260,557 and $399,382, respectively, resulting in net unrealized depreciation of $138,825.

NOTE E
Reclassification of capital accounts

During the year ended October 31, 2001, the fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $29,406, a decrease in undistributed net investment income of $34,727, and an increase in capital paid-in of $64,133. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of Real Estate Investment Trusts in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To The Board of Trustees and Shareholders of John Hancock Real Estate Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Real Estate Fund (the "Fund") as of October 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United State of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 7, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended October 31, 2001.

The Fund has designated distributions to shareholders of $1,747 as a capital gain dividend.

With respect to dividends paid by the Fund for the fiscal year ended October 31, 2001, 38.73% of the dividends qualify for the dividends-received deduction available to corporations.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Real Estate Fund.

0500A  10/01
       12/01






John Hancock
Multi Cap
Growth
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges - from the Great Depression, to wars, natural disasters and global financial turmoil - and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing in a
diversified
portfolio of
growth-oriented
stocks of U.S. and
foreign companies
of any size.

Over the last eleven months

* The Fund was launched in a difficult environment for growth stocks, as the economy and corporate earnings slowed.

* Technology and telecommunications stocks plunged, hurting the Fund's performance.

* Defensive holdings such as health-care and financial stocks showed the biggest gains.

[Bar chart with heading "John Hancock Multi Cap Growth Fund." Under the heading is a note that reads "Fund performance from inception December 1, 2000 to October 31, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -32.20% total return for Class A. The second bar represents the -32.60% total return for Class B. The third bar represents the -32.60% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.9%   Genentech
 2.5%   Microsoft
 2.4%   AirGate PCS
 2.2%   Cisco Systems
 2.2%   Merck
 2.1%   L-3 Communications Holdings
 2.0%   Novellus Systems
 1.9%   Gilead Sciences
 1.9%   NPS Pharmaceuticals
 1.9%   Pharmacia

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY ANURAG PANDIT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

John Hancock
Multi Cap Growth Fund

"Growth stocks of all
 sizes, which had reached
 particularly high
 valuation levels in
 2000, tumbled as
 these companies faced
 declining profits..."

Uncertainty propelled the markets downward this year, as investors reacted to a sputtering economy on the verge of stalling. Growth stocks of all sizes, which had reached particularly high valuation levels in 2000, tumbled as these companies faced declining profits. Hit particularly hard were technology and telecommunications stocks, as capital spending dried up and demand died.

In an attempt to revitalize the economy, the Federal Reserve cut interest rates aggressively throughout the period, prompting a brief stock market rally in April. But companies continued to announce earnings disappointments and cut corporate staff, and it became clear that lower rates were not sufficient to offset declining corporate profitability, at least in the short term.

The tragic events of September 11 pushed the teetering economy over the brink into negative territory. But in October, further rate reductions and the promise of an economic stimulus package caused investors to start moving cautiously back into growth stocks. Nonetheless, between the time John Hancock Multi Cap Growth Fund was launched on December 1, 2000 and October 31, 2001, the Standard & Poor's 500 Index returned -18.47%.

FUND PERFORMANCE

Since the Fund focuses on growth stocks, which were especially out of favor all year, we struggled even more than the broad market. We were able to outperform our peers, however, even in this difficult environment. From inception on December 1, 2000, through October 31, 2001, the Fund's Class A, Class B and Class C shares posted total returns of -32.20%, -32.60% and -32.60%, respectively, at net asset value. That was better than the average multi-cap growth fund, which returned -35.60% in the same period, according to Lipper, Inc.1 Your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

[A photo of Team leader Anurag Pandit flush right next to first paragraph.]

STRATEGY REVIEW

We use a bottom-up research process to find companies that we believe will show the most potential for above-average growth, making sure that the Fund is diversified across a variety of market sectors and capitalization ranges.

We established a defensive stance when the Fund was launched in December. Concerned about deteriorating business conditions, we invested a large portion of the portfolio in pharmaceutical companies, health-care services and finance. These industries are typically less sensitive to an economic downturn than technology and telecommunications, which we underweighted for the majority of the period. Our defensive stance contributed to our relative outperformance.

"We established a
 defensive stance when
 the Fund was launched
 in December."

By August, the Fed's steady string of interest-rate cuts suggested we would soon see a turnaround, so we started adding technology and biotechnology names to capitalize on the potentially higher growth in these industries. Our aggressive positioning hurt performance immediately after September 11, but proved beneficial when the markets began to move up in October. Because of the tentative environment, we were careful to add only market leaders with strong balance sheets. One such holding is Novellus Systems, which is a leading manufacturer of copper-based semiconductors.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 23%, the second is Electronics 21%, the third Computers 21%, the fourth Telecommunications 5%, and the fifth Retail 4%.]

TECH AND TELECOM IN DISTRESS

Despite our underweighted position, losses in the technology sector were largely responsible for the Fund's negative performance. Falling revenues forced many technology companies, particularly the bellwether giants, to decrease their growth estimates significantly this period. Even market leaders, such as Juniper Networks, Brocade Communications and Palm, experienced considerable price erosion as a result.

With aggressive plans for growth that did not materialize, telecommunications services companies suffered a similar fate.
Fortunately, we realized in April that some of the group's problems were long term, and we reduced our exposure to companies in this industry. This proved to be a prudent move, since telecommunications stocks continued on their downward spiral through the summer and into the fall.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into one section (from top to left): Common stock 100%.]

HEALTH CARE, FINANCE, EDUCATION

Health-care stocks were attractive to investors this period, in part because of more beneficial reimbursement levels, and in part because they are considered safer bets in a volatile market. Lincare Holdings, which we sold, and Renal Care Group, which provides dialysis services, were both solid performers. A second sector that helped the Fund was finance. Companies like Everest Re Group and Affiliated Managers, both of which we sold, had strong growth due to lower interest rates and more predictable revenue sources. Recurring revenues also helped education stocks like Apollo Group and Education Management, which we sold, as did an increase in the number of people pursuing vocational degrees.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Applied Biosystems followed by a down arrow with the phrase "Short-term operational problems hurt performance." The second listing is Capstone Turbine followed by a down arrow with the phrase "Turbine demand fell as California energy crisis waned." The third listing is AirGate PCS followed by an up arrow with the phrase "Good operator had strong subscriber growth in difficult market."]

"Interest rates are low,
 expectations are low and
 valuations are reasonable;
 all of these factors bode
 well for stocks."

OUTLOOK

Given the current tough economy, consumer confidence will likely fall, and unemployment rise, in the near term. Fortunately, stocks look ahead, and, to some degree, the bad news is already factored into stock prices. Interest rates are low, expectations are low and valuations are reasonable; all of these factors bode well for stocks. If interest rates remain at their current level or go down, and if earnings begin to improve as we expect, we should have a good environment for growth stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

A blended index is
used for comparison
on page 7. It combines
50% of the Russell
1000 Growth Index
and 50% of the
Russell 2000 Growth
Index. The Russell
1000 Growth Index is
an unmanaged capital-
ization-weighted,
price-only index, com-
posed of the largest
capitalized U.S. domi-
ciled companies whose
stock is traded on the
New York Stock
Exchange. The securi-
ties in this index have a
greater-than-average
growth orientation.
The Russell 2000
Growth Index is an
unmanaged index that
contains those securi-
ties from the Russell
2000 Index with a
greater-than-average
growth orientation.

It is not possible to
invest in an index.

                              Class A     Class B     Class C       Index
Inception date                12-1-00     12-1-00     12-1-00          --

Average annual returns with maximum sales charge (POP)
Since inception 1             -35.59%     -35.97%     -33.94%     -22.93%

Cumulative total returns with maximum sales charge (POP)
Since inception               -35.59%     -35.97%     -33.94%     -22.93%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the blended index described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line the Index and is equal to $7,707 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Multi Cap Growth Fund, before sales charge, and is equal to $6,780 as of October 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Multi Cap Growth Fund, after sales charge, and is equal to $6,441 as of October 31, 2001.

                                                 Class B      Class C
Inception date                                   12-1-00      12-1-00
Without sales charge                              $6,740       $6,740
With maximum sales charge                         $6,403       $6,606
Index                                             $7,707       $7,707

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES     ISSUER                                                                                     VALUE
COMMON STOCKS 100.00%                                                                            $3,387,871
(Cost $3,906,457)

Advertising  0.90%                                                                                  $30,415
   1,100   Catalina Marketing Corp.*                                                                 30,415

Aerospace  2.91%                                                                                     98,759
     600   Alliant Techsystems, Inc.*                                                                52,356
   1,150   DRS Technologies, Inc.*                                                                   46,403

Broker Services  2.06%                                                                               69,919
   6,150   E*TRADE Group, Inc.*                                                                      40,159
   3,100   Instinet Group, Inc.*                                                                     29,760

Business Services -- Misc. 1.69%                                                                     57,164
   2,150   Forrester Research, Inc.*                                                                 34,722
     700   Paychex, Inc.                                                                             22,442

Computers  20.71%                                                                                   701,711
   1,300   Adobe Systems, Inc.                                                                       34,320
   2,100   BEA Systems, Inc.*                                                                        25,494
   1,450   Borland Software Corp.*                                                                   16,225
     650   Cerner Corp.*                                                                             34,937
   4,450   Cisco Systems, Inc.*                                                                      75,294
   3,750   EarthLink, Inc.*                                                                          54,937
   2,500   EMC Corp.*                                                                                30,800
   1,100   Intuit, Inc.*                                                                             44,242
   4,150   Macromedia, Inc.*                                                                         62,084
   2,400   McDATA Corp. (Class A)*                                                                   35,304
   1,450   Microsoft Corp.*                                                                          84,318
   6,900   M-Systems Flash Disk Pioneers Ltd.* (Israel)                                              49,680
   2,800   Netegrity, Inc.*                                                                          32,872
   1,000   NVIDIA Corp.*                                                                             42,860
   1,950   Overture Services, Inc.*                                                                  51,383
     950   VERITAS Software Corp.*                                                                   26,961

Diversified Operations  1.84%                                                                        62,208
   4,800   Cendant Corp.*                                                                            62,208

Electronics  20.84%                                                                                 705,897
     750   Alpha Industries, Inc.*                                                                   17,460
   1,250   Applied Materials, Inc.*                                                                  42,638
   1,600   Cree, Inc.*                                                                               28,720
   1,400   DuPont Photomasks, Inc.*                                                                  50,456
     650   Engineered Support Systems, Inc.                                                          32,363
   2,450   Intel Corp.                                                                               59,829
     800   L-3 Communications Holdings, Inc.*                                                        69,496
   3,500   LTX Corp.*                                                                                57,610
   1,250   Micrel, Inc.*                                                                             31,437
     950   Microsemi Corp.*                                                                          33,250
   2,050   Novellus Systems, Inc.*                                                                   67,711
   3,200   PRI Automation, Inc.*                                                                     52,608
   1,900   RF Micro Devices, Inc.*                                                                   38,836
   1,150   Rudolph Technologies, Inc.*                                                               29,095
   1,250   Semtech Corp.*                                                                            47,188
   5,000   Vitesse Semiconductor Corp.*                                                              47,200

Finance  1.30%                                                                                       44,176
   1,600   MBNA Corp.                                                                                44,176

Food  0.94%                                                                                          31,865
     500   Hershey Foods Corp.                                                                       31,865

Instruments -- Scientific 1.25%                                                                      42,311
   1,450   Applera Corp. - Applied Biosystems Group                                                  42,311

Insurance  1.24%                                                                                     42,000
     875   Ambac Financial Group, Inc.                                                               42,000

Manufacturing  1.61%                                                                                 54,625
   1,900   Wilson Greatbatch Technologies, Inc.*                                                     54,625

Media  3.69%                                                                                        124,926
   1,200   AOL Time Warner, Inc.*                                                                    37,452
     950   Clear Channel Communications, Inc.*                                                       36,214
   1,300   Insight Communications Co., Inc.*                                                         26,650
   1,000   Macrovision Corp.*                                                                        24,610

Medical  22.85%                                                                                     774,213
   2,300   Alkermes, Inc.*                                                                           58,995
     950   AmerisourceBergen Corp.                                                                   60,382
     220   Anthem, Inc.*                                                                              9,214
     500   CIMA Labs, Inc.*                                                                          27,025
   1,450   Cytyc Corp.*                                                                              38,019
   1,900   Genentech, Inc.*                                                                          99,275
   1,050   Gilead Sciences, Inc.*                                                                    66,045
     900   ImClone Systems, Inc.*                                                                    55,071
   1,350   MedImmune, Inc.*                                                                          52,974
   1,450   Medtronic, Inc.                                                                           58,435
   1,150   Merck & Co., Inc.                                                                         73,382
   1,800   NPS Pharmaceuticals, Inc.*                                                                65,034
   1,600   Pharmacia Corp.                                                                           64,832
   1,450   Renal Care Group, Inc.*                                                                   45,530

Mortgage Banking  1.90%                                                                              64,429
     950   Freddie Mac                                                                               64,429

Oil & Gas  3.58%                                                                                    121,423
   1,150   Hanover Compressor Co.*                                                                   31,717
   1,900   Oceaneering International, Inc.*                                                          37,050
   1,200   Spinnaker Exploration Co.*                                                                52,656

Retail  4.21%                                                                                       142,535
   1,500   Bed Bath & Beyond, Inc.*                                                                  37,590
     850   BJ's Wholesale Club, Inc.*                                                                43,155
     950   Duane Reade, Inc.*                                                                        28,424
     600   Kohl's Corp.*                                                                             33,366

Schools/Education  0.93%                                                                             31,504
     775   Apollo Group, Inc. (Class A)*                                                             31,504

Telecommunications  4.77%                                                                           161,493
   1,550   AirGate PCS, Inc.*                                                                        79,763
   3,100   Corning, Inc.                                                                             24,986
   9,582   Telefonaktiebolaget LM Ericsson, American Depository
           Receipt (Sweden)                                                                          40,915
     525   Metro One Telecommunications, Inc.*                                                       15,829

Waste Disposal Service & Equip.  0.78%                                                               26,298
     900   Waste Connections, Inc.*                                                                  26,298

                                                                      INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                        RATE    (000s OMITTED)      VALUE
SHORT-TERM INVESTMENTS 8.38%                                                                       $283,923
(Cost $283,923)

Joint Repurchase Agreement 1.83%
Investment in a joint repurchase agreement transaction with
  Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond, 6.375% due 08-15-27
  and U.S. Treasury Note, 3.625% due 01-15-08)                           2.58%            $62       $62,000

                                                                                       SHARES
Cash Equivalents 6.55%
Navigator Securities Lending Prime Portfolio **                                       221,923       221,923

TOTAL INVESTMENTS 108.38%                                                                        $3,671,794

OTHER ASSETS AND LIABILITIES, NET (8.38%)                                                         ($283,986)

TOTAL NET ASSETS 100.00%                                                                         $3,387,808

 * Non-income producing security.

** Represents investment of security lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $4,190,380)                             $3,671,794
Receivable for investments sold                                       159,739
Dividends and interest receivable                                         297
Receivable from affiliates                                             10,830
Other assets                                                              248

Total assets                                                        3,842,908

LIABILITIES
Payable for investments purchased                                     208,434
Payable for securities on loan                                        221,923
Other payables and accrued expenses                                    24,743

Total liabilities                                                     455,100

NET ASSETS
Capital paid-in                                                     4,451,823
Accumulated net realized loss on investments                         (594,546)
Net unrealized depreciation of investments                           (518,586)
Undistributed net investment income                                    49,117

Net assets                                                         $3,387,808

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($2,010,620 [DIV] 296,430 shares)                               $6.78
Class B ($629,884 [DIV] 93,420 shares)                                  $6.74
Class C ($747,304 [DIV] 110,833 shares)                                 $6.74

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.78 [DIV] 95%)                                             $7.14
Class C ($6.74 [DIV] 99%)                                               $6.81

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
October 31, 2001 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends                                                              $8,057
Interest                                                                5,031
Securities lending income                                               2,903

Total investment income                                                15,991

EXPENSES
Investment management fee                                              20,730
Class A distribution and service fee                                    5,609
Class B distribution and service fee                                    3,826
Class C distribution and service fee                                    5,083
Registration and filing fee                                            77,248
Custodian fee                                                          34,482
Printing                                                               10,692
Auditing fee                                                           10,000
Transfer agent fee                                                      3,783
Miscellaneous                                                             840
Accounting and legal services fee                                         559
Trustees' fee                                                              90
Legal fee                                                                  59

Total expenses                                                        173,001
Less expense reductions                                              (128,079)

Net expenses                                                           44,922

Net investment loss                                                   (28,931)

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                     (594,546)
Change in net unrealized depreciation
on investments                                                       (518,586)

Net realized and unrealized loss                                   (1,113,132)

Decrease in net assets from operations                            ($1,142,063)

1 Inception period from 12-1-00 through 10-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed dur-
ing the period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                                     PERIOD
                                                                      ENDED
                                                                   10-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss                                                ($28,931)
Net realized loss                                                  (594,546)
Change in net unrealized depreciation                              (518,586)

Decrease in net assets resulting from operations                 (1,142,063)

From fund share transactions                                      4,529,871

NET ASSETS

End of period 2                                                  $3,387,808

1 Inception period from 12-1-00 through 10-31-01.

2 Includes undistributed net investment income of $49,117.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed during the period.

PERIOD ENDED                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.05)
Net realized and unrealized loss on investments          (3.17)
Total from investment operations                         (3.22)
Net asset value, end of period                           $6.78
Total return 3,4 (%)                                    (32.20) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $2
Ratio of expenses to average net assets (%)               1.40 6
Ratio of adjusted expenses to average net assets 7 (%)    6.03 6
Ratio of net investment loss to average net assets (%)   (0.80) 6
Portfolio turnover (%)                                     106


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.10)
Net realized and unrealized loss on investments          (3.16)
Total from investment operations                         (3.26)
Net asset value, end of period                           $6.74
Total return  3, 4 (%)                                  (32.60) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1
Ratio of expenses to average net assets (%)               2.10 6
Ratio of adjusted expenses to average net assets 7 (%)    6.73 6
Ratio of net investment loss to average net assets (%)   (1.57) 6
Portfolio turnover (%)                                     106

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.10)
Net realized and unrealized loss on investments          (3.16)
Total from investment operations                         (3.26)
Net asset value, end of period                           $6.74
Total return3,4 (%)                                     (32.60) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1
Ratio of expenses to average net assets (%)               2.10 6
Ratio of adjusted expenses to average net assets 7 (%)    6.72 6
Ratio of net investment loss to average net assets (%)   (1.56) 6
Portfolio turnover (%)                                     106

1 Class A, Class B and Class C shares began operations on 12-1-00.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Multi Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $213,452 collateralized by cash in the amount of $221,923. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes at October 31, 2001, the Fund has $557,804 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distributions will be made. The entire Fund's carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.10% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the Funds expenses amounted to $128,079 for the period ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2001, JH Funds received net up-front sales charges of $5,892 with regard to sales of Class A shares. Of this amount, $853 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,990 was paid as sales commissions to unrelated broker-dealers and $1,049 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended October 31, 2001, JH Funds received net up-front sales charges of $2,497 with regard to sales of Class C shares. Of this amount, $1,565 was paid as sales commissions to unrelated broker-dealers and $932 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended October 31, 2001, CDSCs received by JH Funds amounted to $744 for Class B shares and $36 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund as of October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold and repurchased during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                             PERIOD ENDED 10-31-01 1
                               SHARES       AMOUNT
CLASS A SHARES 2
Sold                          305,542   $2,898,015
Repurchased                    (9,112)     (73,366)
Net increase                  296,430   $2,824,649

CLASS B SHARES 2
Sold                          131,006   $1,074,162
Repurchased                   (37,586)    (275,081)
Net increase                   93,420     $799,081

CLASS C SHARES 2
Sold                          125,539   $1,025,039
Repurchased                   (14,706)    (118,898)
Net increase                  110,833     $906,141

NET INCREASE                  500,683   $4,529,871

1 Inception period from 12-1-00 through 10-31-01.

2 Class A, Class B and Class C shares began operations on 12-1-00.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2001, aggregated $7,722,663 and $3,221,659, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $4,227,121. Gross unrealized appreciation and depreciation of investments aggregated $164,807 and $720,134, respectively, resulting in net unrealized depreciation of $555,327.

NOTE E
Reclassification of accounts

During the period ended October 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net investment income of $78,048 and a decrease in capital paid-in of $78,048. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of non-deductible stock issuance costs in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Multi Cap Growth Fund of John Hancock Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Multi Cap Growth Fund (a series of John Hancock Series Trust) (the "Fund"), at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 1, 2000 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund designated no distributions to shareholders as capital gain dividends. No distributions qualify for the dividends-received deduction available to corporations.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         John Hancock Signature Services, Inc.
                                        1 John Hancock Way, Suite 1000
                                        Boston, MA 02217-1000

By express mail                         John Hancock Signature Services, Inc.
                                        Attn: Mutual Fund Image Operations
                                        529 Main Street
                                        Charlestown, MA 02129

Customer service representatives        1-800-225-5291

24-hour automated information           1-800-338-8080

TDD line                                1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Multi Cap Growth Fund.

1000A 10/01
      12/01






John Hancock
500 Index
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

For your information
page 33


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks to
provide invest-
ment results that
correspond to the
total return
performance of
the Standard &
Poor's 500 Index.

Over the last twelve months

* Deteriorating economic conditions and falling corporate earnings caused the S&P 500 Index to post a significant loss.

* Slack demand and over-capacity leveled tech and communications stocks.

* Basic materials was one of the few sectors to register positive returns.

[Bar chart with heading "John Hancock 500 Index Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -25.25% total return for Class R. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.7%   General Electric
 3.2%   Microsoft
 2.8%   ExxonMobil
 2.7%   Pfizer
 2.3%   Wal-Mart Stores
 2.3%   Citigroup
 2.1%   American International Group
 1.9%   IBM
 1.8%   Johnson & Johnson
 1.7%   Intel

As a percentage of net assets on October 31, 2001.



MANAGER'S
REPORT

BY JAMES D. SCHANTZ, CFA, PORTFOLIO MANAGER

John Hancock
500 Index Fund

"The bear market in
 stocks hit its full stride
 during the past 12
 months..."

The bear market in stocks hit its full stride during the past 12 months, with the Standard & Poor's 500 Index posting a loss of -24.89% for the year ending October 31, 2001, as economic growth came to a standstill. The past year's steep decline began last fall, as investors sold stocks amid worse-than-expected economic weakness, negative corporate earnings announcements, rising energy costs and accelerating job losses. Although there was an encouraging rebound in January, it was all too brief. Stocks quickly resumed their decline as economic conditions worsened, capital spending slowed, earnings slumped and investors' tolerance for risk waned. Earnings shortfalls were most pronounced in the tech sector, which was down 27% in the first quarter of 2001.

Between April and June 2001, investors became more bullish on stocks, despite ongoing negative economic and earnings developments. The S&P 500 Index gained almost 6% for the period, recouping nearly half of its first quarter decline. Optimism about an economic rebound -- fueled by the resiliency of the consumer and the prospect that interest-rate cuts and tax rebates would kick-start growth -- triumphed over the reality that corporate earnings were rapidly eroding. Technology stocks continued to build on the steam they had gathered in the first quarter, with the sector up 11.8%.

But that optimism did not carry over to the third quarter, and the U.S. equity markets plummeted again between July and September, a trend that was exacerbated by the events of September 11. Just a day earlier, the S&P 500 Index had already lost 10.5% in the quarter in response to fears of a recession and even weaker earnings results. Then in the first week of trading after the terrorist attacks, fear and uncertainty guided the S&P 500 Index to a loss of -11.6%. The Fed tried to steady confidence by cutting short-term interest rates by 0.5% on September 17. Defensive sectors of the market such as health care and consumer staples companies ended the quarter higher, while cyclical companies -- most obviously technology -- posted very large losses. When all was said and done, the S&P had posted its second-worst quarterly performance in more than five decades, down -14.7% for the quarter ending September 30.

[A photo of Team leader James Schantz flush right next to first paragraph.]

"The volatile technology
 sector was down more
 than 50% for the year..."

October brought another Fed rate cut of half a percentage point, helping to fuel hopes that the economy would rebound from what nearly all observers agreed was a recession. Stocks rose steadily throughout the month, with technology leading the pack and defensive stocks selling off.

PERFORMANCE AND STRATEGY REVIEW

For the 12 months ended October 31, 2001, John Hancock 500 Index Fund Class R shares had a total return of -25.25% at net asset value, compared with the -25.33% return of the average S&P 500 Index objective fund, according to Lipper, Inc. Historical performance information can be found on pages six and seven.

TECH AND COMMUNICATIONS STOCKS WEAK

The volatile technology sector was down more than 50% for the year, while the communications services sector lost more than 30%. Gloomy expectations for economic growth prompted investors to sell tech and communications services stocks in the wake of rapidly deteriorating demand, excess capacity and historically high, albeit lower, valuations. Among the tech stocks that detracted most from the Index's return were Internet switching-gear maker Cisco Systems, storage company EMC, computer makers Hewlett-Packard and Compaq Computer, server maker Sun Microsystems and semiconductor chip maker Intel. Their losses ranged from more than 30% to more than 80%. Communications companies including JDS Uniphase and Corning also posted large loses.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 15%, the second is Computers 11%, the third Electronics 8%, the fourth Retail 7%, and the fifth Oil & gas 7%.]

The utility sector -- dominated by telecommunications players -- also suffered steep declines as companies such as SBC Communications suffered when spending on new telecommunications infrastructure ground to a halt.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into two sections (from top to left): Common stock 97% and Short-term investments & other 3%.]

FINANCIALS MIXED; BASIC MATERIALS UP

As a group, financial stocks were down during the year, although there was a fairly wide discrepancy between the gains of the strongest performers and the losses of the weakest. Insurers such as insurer American International Group came under intense pressure due to worries about their exposure to the events of September 11. Brokers such as Morgan Stanley Dean Witter, Charles Schwab and Merrill Lynch also sold off as investment banking transactions slowed and trading profits plummeted. Bank America's stock rose in response to its efforts to cut costs and reduce problem loans, while home mortgage companies Freddie Mac and Fannie Mae enjoyed the benefits of a strong housing market and falling interest rates.

Practically the only sector that ended up with positive returns was basic materials. Companies that produce these materials met or beat reduced-earnings expectations. Two winners in this arena were Alcoa, the leading maker of aluminum products, and Minnesota Mining & Manufacturing, which supplies the world with everything from Post-It notes to industrial chemicals.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Johnson & Johnson followed by an up arrow with the phrase "Sales rise as population ages." The second listing is Cisco Systems followed by a down arrow with the phrase "Weak economy chokes off demand." The third listing is JDS Uniphase followed by a down arrow with the phrase "Telecom spending slows."]

Topping the list of the year's best individual performers was diversified medical company Johnson & Johnson, which enjoyed robust sales of a variety of drug and medical devices. Phillip Morris and Wal-Mart Stores benefited from investors' growing appetite for companies that provide consumer staples, while IBM bucked the technology sector's sell-off by posting better-than-expected earnings results.

"...history has demonstrated
 time and time again that
 the market tends to antici
 pate an economic
 rebound..."

OUTLOOK

Over the short term, the economic outlook is likely to continue to worsen before it improves as the economic growth slows and corporate earnings decline. But history has demonstrated time and time again that the market tends to anticipate an economic rebound well before conditions actually change. We don't know for sure if the market's recent rebound is an indication of that trend, but history always bears consideration. As always, the Fund's returns will be dictated by the performance of the S&P 500 Index, and our goal will be to closely track the performance of the Index.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                             Class R 1        Index
Inception date               8-18-99             --

Average annual returns
One year                     -25.25%        -24.89%
Since inception               -9.14%             --

Cumulative total returns
One year                     -25.25%        -24.89%
Since inception              -19.04%             --

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class R shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class R1 shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $8,240 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock 500 Index Fund and is equal to $8,096 as of October 31, 2001.

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class R shares, as of October 31, 2001.

1 For certain types of investors as described in the Fund's prospectus for Class R shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                           VALUE
COMMON STOCKS 97.06%                                                                                 $27,051,408
(Cost $30,896,022)

Advertising 0.26%                                                                                        $72,764
  1,057   Interpublic Group of Companies, Inc. (The)                                                      23,730
    522   Omnicom Group, Inc.                                                                             40,079
    300   TMP Worldwide, Inc.*                                                                             8,955

Aerospace 1.15%                                                                                          320,071
  2,459   Boeing Co. (The)                                                                                80,163
    566   General Dynamics Corp.                                                                          46,186
    291   Goodrich (B.F.) Co. (The)                                                                        6,213
  1,224   Lockheed Martin Corp.                                                                           59,694
    240   Northrop Grumman Corp.                                                                          23,988
  1,002   Raytheon Co. (Class B)                                                                          32,315
  1,327   United Technologies Corp.                                                                       71,512

Automobile/Trucks 0.73%                                                                                  204,761
    116   Cummins Engine Co., Inc.                                                                         3,632
    417   Dana Corp.                                                                                       4,483
  1,578   Delphi Automotive Systems Corp.                                                                 18,321
    194   Eaton Corp.                                                                                     12,695
  5,157   Ford Motor Co.                                                                                  82,770
  1,546   General Motors Corp.                                                                            63,881
    216   PACCAR, Inc.                                                                                    11,409
    170   Ryder System, Inc.                                                                               3,179
    369   Visteon Corp.                                                                                    4,391

Banks -- United States 6.09%                                                                           1,695,893
  1,044   AmSouth Bancorp.                                                                                18,051
  4,518   Bank of America Corp.                                                                          266,517
  2,073   Bank of New York Co., Inc. (The)                                                                70,503
  3,285   Bank One Corp.                                                                                 109,029
  1,235   BB&T Corp.                                                                                      39,644
    503   Comerica, Inc.                                                                                  23,183
  1,622   Fifth Third Bancorp                                                                             91,513
  3,053   FleetBoston Financial Corp.                                                                    100,322
    708   Huntington Bancshares, Inc.                                                                     10,924
  5,596   J.P. Morgan Chase & Co.                                                                        197,875
  1,197   KeyCorp                                                                                         25,448
  1,345   Mellon Financial Corp.                                                                          45,192
  1,693   National City Corp.                                                                             44,695
    628   Northern Trust Corp.                                                                            31,708
    815   PNC Bank Corp.                                                                                  44,743
    641   Regions Financial Corp.                                                                         17,249
    958   SouthTrust Corp.                                                                                21,708
    917   State Street Corp.                                                                              41,760
    823   SunTrust Banks, Inc.                                                                            49,265
    818   Synovus Financial Corp.                                                                         18,830
    386   Union Planters Corp.                                                                            15,633
  5,372   U.S. Bancorp                                                                                    95,514
  3,952   Wachovia Corp.                                                                                 113,027
  4,838   Wells Fargo & Co.                                                                              191,101
    260   Zions Bancorp.                                                                                  12,459

Beverages 2.66%                                                                                          742,406
  2,530   Anheuser-Busch Cos., Inc.                                                                      105,400
    193   Brown-Forman Corp.                                                                              11,472
  7,012   Coca-Cola Co. (The)                                                                            335,735
  1,255   Coca-Cola Enterprises, Inc.                                                                     23,029
    105   Coors (Adolph) Co. (Class B)                                                                     5,224
    405   Pepsi Bottling Group, Inc. (The)                                                                18,824
  4,983   PepsiCo, Inc.                                                                                  242,722

Broker Services 0.39%                                                                                    109,716
    296   Bear Stearns Cos., Inc.                                                                         15,984
    695   Lehman Brothers Holdings, Inc.                                                                  43,410
  3,907   Schwab (Charles) Corp.                                                                          50,322

Building 0.54%                                                                                           149,539
    229   Black & Decker Corp.                                                                             7,578
    167   Centex Corp.                                                                                     6,389
    637   Georgia-Pacific Group                                                                           17,683
    125   KB Home                                                                                          3,694
    294   Louisiana-Pacific Corp.                                                                          2,117
  1,296   Masco Corp.                                                                                     25,700
    166   Pulte Corp.                                                                                      5,395
    442   Sherwin-Williams Co.                                                                            10,767
    163   Snap-on, Inc.                                                                                    4,362
    241   Stanley Works (The)                                                                              9,235
    285   Vulcan Materials Co.                                                                            11,847
    607   Weyerhauser Co.                                                                                 30,295
    309   Willamette Industries, Inc.                                                                     14,477

Business Services -- Misc. 0.36%                                                                          99,462
    515   Block, H&R, Inc.                                                                                17,551
    482   Convergys Corp.*                                                                                13,544
    404   Equifax, Inc.                                                                                    9,033
    444   Moody's Corp.                                                                                   15,416
  1,052   Paychex, Inc.                                                                                   33,727
    494   Robert Half International, Inc.*                                                                10,191

Chemicals 0.75%                                                                                          209,183
    643   Air Products & Chemicals, Inc.                                                                  25,746
  2,530   Dow Chemical Co.                                                                                84,123
    217   Eastman Chemical Co.                                                                             7,445
    369   Engelhard Corp.                                                                                  9,660
     88   FMC Corp.*                                                                                       4,176
    142   Great Lakes Chemical Corp.                                                                       3,012
    304   Hercules, Inc.                                                                                   2,298
    475   PPG Industries, Inc.                                                                            23,194
    453   Praxair, Inc.                                                                                   21,373
    621   Rohm & Haas Co.                                                                                 20,164
    213   Sigma-Aldrich Corp.                                                                              7,992

Computers 11.06%                                                                                       3,082,280
    674   Adobe Systems, Inc.                                                                             17,794
    984   Apple Computer, Inc.*                                                                           17,279
    152   Autodesk, Inc.                                                                                   5,049
  1,760   Automatic Data Processing, Inc.                                                                 90,922
    687   BMC Software, Inc.*                                                                             10,353
 20,632   Cisco Systems, Inc.*                                                                           349,093
    521   Citrix Systems, Inc.*                                                                           12,191
  4,761   Compaq Computer Corp.                                                                           41,659
  1,624   Computer Associates International, Inc.                                                         50,214
    475   Computer Sciences Corp.*                                                                        17,057
  1,037   Compuware Corp.*                                                                                10,660
  7,332   Dell Computer Corp.*                                                                           175,821
  1,319   Electronic Data Systems Corp.                                                                   84,904
  6,221   EMC Corp.*                                                                                      76,643
  1,104   First Data Corp.                                                                                74,597
    528   Fiserv, Inc.*                                                                                   19,636
    911   Gateway, Inc.*                                                                                   5,147
  5,477   Hewlett-Packard Co.                                                                             92,178
    831   IMS Health, Inc.                                                                                17,758
  4,898   International Business Machines Corp.                                                          529,327
    588   Intuit, Inc.*                                                                                   23,649
    361   Lexmark International Group, Inc. (Class A)*                                                    16,155
    233   Mercury Interactive Corp.*                                                                       5,550
  5,172   Microsoft Corp.*                                                                               882,252
    272   NCR Corp.                                                                                        9,642
    918   Network Appliance, Inc.*                                                                        12,209
  1,015   Novell, Inc.*                                                                                    3,593
  5,824   Oracle Corp.*                                                                                  214,573
  1,599   Palm, Inc.*                                                                                      3,934
    745   Parametric Technology Corp.*                                                                     5,222
    829   PeopleSoft, Inc.*                                                                               24,679
    375   Sabre Holdings Corp.*                                                                            9,863
    346   Sapient Corp.*                                                                                   1,491
  1,277   Siebel Systems, Inc.*                                                                           20,853
  9,181   Sun Microsystems, Inc.*                                                                         93,187
    893   Unisys Corp.*                                                                                    7,974
  1,120   VERITAS Software Corp.*                                                                         31,786
  1,598   Yahoo! Inc.*                                                                                    17,386


Consumer Products -- Misc. 0.01%                                                                           2,510
    179   American Greetings Corp. (Class A)                                                               2,510

Containers 0.10%                                                                                          27,937
     78   Ball Corp.                                                                                       4,800
    149   Bemis Co., Inc.                                                                                  6,447
    447   Pactiv Corp.*                                                                                    7,241
    236   Sealed Air Corp.*                                                                                9,449

Cosmetics & Personal Care 0.50%                                                                          138,218
    160   Alberto Culver Co. (Class B)                                                                     6,760
    669   Avon Products, Inc.                                                                             31,329
  2,973   Gillette Co.                                                                                    92,431
    270   International Flavors & Fragrances, Inc.                                                         7,698

Diversified Operations 2.70%                                                                             753,584
  2,401   Cendant Corp.*                                                                                  31,117
    168   Crane Co.                                                                                        3,441
  2,940   Du Pont (E.I.) de Nemours & Co.                                                                117,571
    431   Fortune Brands, Inc.                                                                            15,882
  2,281   Honeywell International, Inc.                                                                   67,404
    857   Illinois Tool Works, Inc.                                                                       49,020
    248   ITT Industries, Inc.                                                                            11,926
    245   Johnson Controls, Inc.                                                                          17,718
    556   Loews Corp.                                                                                     28,245
  1,116   Minnesota Mining & Manufacturing Co.                                                           116,488
    116   National Service Industries, Inc.                                                                2,058
    397   Textron, Inc.                                                                                   12,565
    352   TRW, Inc.                                                                                       11,894
  5,459   Tyco International Ltd.                                                                        268,255


Electronics  8.49%                                                                                     2,366,853
    970   Advanced Micro Devices, Inc.*                                                                    9,545
  1,288   Agilent Technologies, Inc.*                                                                     28,684
  1,090   Altera Corp.*                                                                                   22,018
    550   American Power Conversion Corp.*                                                                 7,079
  1,014   Analog Devices, Inc.*                                                                           38,532
  2,292   Applied Materials, Inc.*                                                                        78,180
    847   Applied Micro Circuits Corp.*                                                                    9,342
    733   Broadcom Corp. (Class A)*                                                                       25,223
    697   Conexant Systems, Inc.*                                                                          7,075
  1,208   Emerson Electric Co.                                                                            59,216
  8,001   General Electric Co.                                                                         1,019,516
    268   Grainger (W.W.), Inc.                                                                           11,604
  8,957   Intel Corp.                                                                                    462,930
    539   Jabil Circuit, Inc.*                                                                            11,427
    523   KLA-Tencor Corp.*                                                                               21,370
    896   Linear Technology Corp.                                                                         34,765
  1,019   LSI Logic Corp.*                                                                                17,272
    925   Maxim Integrated Products, Inc.*                                                                42,319
  1,681   Micron Technology, Inc.                                                                         38,260
    551   Molex, Inc.                                                                                     15,940
  6,191   Motorola, Inc.                                                                                 101,347
    489   National Semiconductor Corp.*                                                                   12,704
    402   Novellus Systems, Inc.*                                                                         13,278
    329   Parker-Hannifin Corp.                                                                           11,811
    285   PerkinElmer, Inc.                                                                                7,669
    464   PMC-Sierra, Inc.*                                                                                7,531
    222   Power-One, Inc.*                                                                                 1,756
    260   QLogic Corp.*                                                                                   10,231
    515   Rockwell Collins, Inc.                                                                           6,953
    515   Rockwell International Corp.                                                                     7,097
    901   Sanmina Corp.*                                                                                  13,641
  1,841   Solectron Corp.*                                                                                22,644
    264   Tektronix, Inc.*                                                                                 5,201
    491   Teradyne, Inc.*                                                                                 11,318
  4,894   Texas Instruments, Inc.                                                                        136,983
    164   Thomas & Betts Corp.                                                                             2,978
    517   Vitesse Semiconductor Corp.*                                                                     4,880
    938   Xilinx, Inc.*                                                                                   28,534


Energy 0.07%                                                                                              20,839
    842   Calpine Corp.*                                                                                  20,839

Engineering 0.03%                                                                                          8,300
    223   Fluor Corp.                                                                                      8,300

Fiber Optics 0.16%                                                                                        44,635
    922   CIENA Corp.*                                                                                    14,992
  3,710   JDS Uniphase Corp.*                                                                             29,643

Finance 5.05%                                                                                          1,407,631
  3,730   American Express Co.                                                                           109,774
    587   Capital One Financial Corp.                                                                     24,249
    612   Charter One Financial, Inc.                                                                     16,677
  4,175   Citigroup, Inc.                                                                                645,246
  1,358   Concord EFS, Inc.*                                                                              37,168
    746   Franklin Resources, Inc.                                                                        23,947
    447   Golden West Financial Corp.                                                                     21,724
  1,307   Household International, Inc.                                                                   68,356
  2,401   MBNA Corp.                                                                                      66,292
  2,366   Merrill Lynch & Co., Inc.                                                                      103,418
  3,137   Morgan Stanley Dean Witter & Co.                                                               153,462
    347   Price (T. Rowe) Group, Inc.                                                                      9,633
    805   Providian Financial Corp.                                                                        3,131
    618   Stilwell Financial, Inc.                                                                        12,428
    459   USA Education, Inc.                                                                             37,436
  2,474   Washington Mutual, Inc.                                                                         74,690


Food 1.52%                                                                                                24,878
  1,871   Archer Daniels Midland Co.                                                                      26,063
  1,151   Campbell Soup Co.                                                                               32,504
  1,514   ConAgra, Inc.                                                                                   34,671
    802   General Mills, Inc.                                                                             36,828
    983   Heinz (H.J.) Co.                                                                                41,719
    385   Hershey Foods Corp.                                                                             24,536
  1,144   Kellogg Co.                                                                                     34,892
    873   Ralston Purina Group                                                                            28,626
  2,217   Sara Lee Corp.                                                                                  49,417
  1,611   Unilever NV, American Depositary Receipts (ADR) (Netherlands)                                   83,740
    637   Wrigley (W.M.) Jr. Co.                                                                          31,882


Furniture 0.04%                                                                                           11,984
    553   Leggett & Platt, Inc.                                                                           11,984

Household 0.15%                                                                                           41,199
    215   Maytag Corp.                                                                                     5,994
    752   Newell Rubbermaid, Inc.                                                                         20,785
    163   Tupperware Corp.                                                                                 3,324
    188   Whirlpool Corp.                                                                                 11,096

Instruments -- Scientific 0.13%                                                                           35,121
    595   Applera Corp. -- Applied Biosystems Group                                                       17,362
    133   Millipore Corp.                                                                                  6,956
    511   Thermo Electron Corp.*                                                                          10,803

Insurance 4.37%                                                                                        1,218,034
    402   Aetna, Inc.*                                                                                    11,111
  1,482   AFLAC, Inc.                                                                                     36,250
  2,042   Allstate Corp. (The)                                                                            64,078
    298   Ambac Financial Group, Inc.                                                                     14,304
  7,386   American International Group, Inc.                                                             580,540
    738   Aon Corp.                                                                                       28,074
    494   Chubb Corp. (The)                                                                               33,740
    422   CIGNA Corp.                                                                                     30,764
    453   Cincinnati Financial Corp.                                                                      16,852
    952   Conseco, Inc.                                                                                    2,846
    668   Hartford Financial Services Group, Inc. (The)**                                                 36,072
    429   Jefferson Pilot Corp.                                                                           17,739
    868   John Hancock Financial Services, Inc.                                                           29,581
    529   Lincoln National Corp.                                                                          22,403
    777   Marsh & McLennan Cos., Inc.                                                                     75,175
    418   MBIA, Inc.                                                                                      19,253
  2,113   MetLife, Inc.                                                                                   56,840
    302   MGIC Investment Corp.                                                                           15,625
    208   Progressive Corp.                                                                               28,852
    360   SAFECO Corp.                                                                                    11,102
    604   St. Paul Cos., Inc.                                                                             27,724
    354   Torchmark Corp.                                                                                 13,109
    680   UnumProvident Corp.                                                                             15,252
    354   XL Capital Ltd. (Class A) (Bermuda)                                                             30,748


Leisure 1.09%                                                                                            303,452
    247   Brunswick Corp.                                                                                  4,419
  1,648   Carnival Corp. (Class A)                                                                        35,893
  5,891   Disney (Walt) Co. (The)                                                                        109,514
    818   Eastman Kodak Co.                                                                               20,916
    853   Harley-Davidson, Inc.                                                                           38,607
    330   Harrah's Entertainment, Inc.*                                                                    9,613
    486   Hasbro, Inc.                                                                                     8,053
  1,040   Hilton Hotels Corp.                                                                              8,902
    209   International Game Technology*                                                                  10,669
    687   Marriott International, Inc. (Class A)                                                          21,524
  1,215   Mattel, Inc.                                                                                    23,000
    560   Starwood Hotels & Resorts Worldwide, Inc.                                                       12,342


Linens & Related Supplies 0.07%                                                                           19,240
    476   Cintas Corp.                                                                                    19,240

Machinery 0.41%                                                                                          114,590
    968   Caterpiller Tractor, Inc.                                                                       43,289
    264   Cooper Industries, Inc.                                                                         10,217
    662   Deere & Co.                                                                                     24,487
    573   Dover Corp.                                                                                     18,880
    475   Ingersoll-Rand Co.                                                                              17,717

Manufacturing 0.08%                                                                                       22,407
    402   Danaher Corp.                                                                                   22,407

Media 3.21%                                                                                              893,427
  12,490   AOL Time Warner, Inc.*                                                                        389,813
   1,656   Clear Channel Communications, Inc.*                                                            63,127
   2,664   Comcast Corp. (Class A)*                                                                       95,478
     243   Dow Jones & Co., Inc.                                                                          10,935
     746   Gannett Co., Inc.                                                                              47,147
     206   Knight-Ridder, Inc.                                                                            11,587
     550   McGraw-Hill Cos., Inc. (The)                                                                   28,919
     140   Meredith Corp.                                                                                  4,620
     449   New York Times Co. (Class A)                                                                   18,521
     841   Tribune Co.                                                                                    25,398
     587   Univision Communications, Inc. (Class A)*                                                      14,675
   5,018   Viacom, Inc. (Class B)*                                                                       183,207


Medical 14.50%                                                                                         4,042,529
   4,366   Abbott Laboratories                                                                           231,311
     371   Allergan, Inc.                                                                                 26,634
   3,705   American Home Products Corp.                                                                  206,850
     290   AmerisourceBergen Corp.                                                                        18,432
   2,941   Amgen, Inc.*                                                                                  167,108
     143   Bard (C.R.), Inc.                                                                               7,851
     151   Bausch & Lomb, Inc.                                                                             4,917
   1,670   Baxter International, Inc.                                                                     80,778
     726   Becton, Dickinson & Co.                                                                        25,991
     419   Biogen, Inc.*                                                                                  23,045
     757   Biomet, Inc.                                                                                   23,089
   1,132   Boston Scientific Corp.*                                                                       25,742
   5,479   Bristol-Myers Squibb Co.                                                                      292,853
   1,257   Cardinal Health, Inc.                                                                          84,357
     535   Chiron Corp.*                                                                                  28,794
     497   Forest Laboratories, Inc.*                                                                     36,967
     865   Guidant Corp.*                                                                                 35,906
   1,515   HCA-The Healthcare Co.                                                                         60,085
   1,098   HealthSouth Corp.*                                                                             14,296
     479   Humana, Inc.*                                                                                   5,532
   8,536   Johnson & Johnson                                                                             494,320
     644   King Pharmaceuticals, Inc.*                                                                    25,110
   3,168   Lilly (Eli) & Co.                                                                             242,352
     290   Manor Care, Inc.*                                                                               6,774
     803   McKesson HBOC, Inc.                                                                            29,703
     600   MedImmune, Inc.*                                                                               23,544
   3,407   Medtronic, Inc.                                                                               137,302
   6,464   Merck & Co., Inc.                                                                             412,468
     346   Pall Corp.                                                                                      7,024
  17,795   Pfizer, Inc.                                                                                  745,611
   3,667   Pharmacia Corp.                                                                               148,587
     329   Quintiles Transnational Corp.*                                                                  5,218
   4,124   Schering-Plough Corp.                                                                         153,330
     242   St. Jude Medical, Inc.*                                                                        17,182
     553   Stryker Corp.                                                                                  31,101
     914   Tenet Healthcare Corp.*                                                                        52,573
     894   UnitedHealth Group, Inc.                                                                       58,781
     298   Watson Pharmaceutical, Inc.*                                                                   14,209
     178   WellPoint Health Networks, Inc.*                                                               19,863
     548   Zimmer Holdings, Inc.*                                                                         16,939

Metal 0.62%                                                                                              173,891
     900   Alcan Aluminium Ltd. (Canada)                                                                  27,495
   2,433   Alcoa, Inc.                                                                                    78,513
   1,116   Barrick Gold Corp. (Canada)                                                                    17,398
     406   Freeport-McMoran Copper & Gold, Inc. (Class B)*                                                 4,507
     742   Homestake Mining Co.                                                                            6,084
     513   Inco, Ltd. (Canada)*                                                                            6,997
     551   Newmont Mining Corp.                                                                           12,783
     222   Phelps Dodge Corp.                                                                              6,438
     924   Placer Dome, Inc. (Canada)                                                                     10,543
     241   Worthington Industries, Inc.                                                                    3,133


Mortgage Banking 1.34%                                                                                   374,029
     334   Countrywide Credit Industries, Inc.                                                            13,337
   2,820   Fannie Mae                                                                                    228,307
   1,952   Freddie Mac                                                                                   132,385

Office 0.22%                                                                                              60,578
     311   Avery Dennison Corp.                                                                           14,399
     199   Deluxe Corp.                                                                                    6,965
     696   Pitney Bowes, Inc.                                                                             25,515
   1,957   Xerox Corp.                                                                                    13,699

Oil & Gas 7.06%                                                                                        1,967,867
     251   Amerada Hess Corp.                                                                             14,746
     707   Anadarko Petroleum Corp.                                                                       40,334
     354   Apache Corp.                                                                                   18,266
     197   Ashland, Inc.                                                                                   7,931
     946   Baker Hughes, Inc.                                                                             33,895
     596   Burlington Resources, Inc.                                                                     22,201
   3,003   ChevronTexaco Corp.                                                                           265,916
   1,761   Conoco, Inc. (Class B)                                                                         45,258
     365   Devon Energy Corp.                                                                             13,980
   1,435   El Paso Energy Corp.                                                                           70,401
   2,103   Enron Corp.                                                                                    29,232
     327   EOG Resources, Inc.                                                                            11,566
   9,450   Exxon Mobil Corp.                                                                             767,303
   1,209   Halliburton Co.                                                                                29,850
     282   Kerr-McGee Corp.                                                                               16,243
     172   McDermott International, Inc.                                                                   1,823
     414   Nabors Industries, Inc.*                                                                       12,726
     378   Noble Drilling Corp.*                                                                          11,548
   1,044   Occidental Petroleum Corp.                                                                     26,434
   1,069   Phillips Petroleum Co.                                                                         58,164
     266   Rowan Cos., Inc.*                                                                               4,493
   6,045   Royal Dutch Petroleum Co. (ADR) (Netherlands)                                                 305,333
   1,616   Schlumberger Ltd.                                                                              78,247
     237   Sunoco, Inc.                                                                                    8,871
     896   Transocean Sedco Forex, Inc.                                                                   27,014
     686   Unocal Corp.                                                                                   22,089
     870   USX -- Marathon Group                                                                          24,003


Paper & Paper Products 0.57%                                                                             158,061
     162   Boise Cascade Corp.                                                                             4,627
   1,362   International Paper Co.                                                                        48,760
   1,500   Kimberly-Clark Corp.                                                                           83,265
     279   Mead Corp. (The)                                                                                7,488
     139   Temple-Inland, Inc.                                                                             6,949
     284   Westvaco Corp.                                                                                  6,972

Pollution Control 0.17%                                                                                   48,709
     556   Allied Waste Industries, Inc.*                                                                  5,516
   1,763   Waste Management, Inc.                                                                         43,193

Printing -- Commercial 0.03%                                                                               8,441
     331   Donnelley (R.R.) & Sons                                                                         8,441

Retail 7.22%                                                                                            ,011,467
   1,142   Albertson's, Inc.                                                                              36,441
     316   AutoZone, Inc.*                                                                                18,495
     814   Bed Bath & Beyond, Inc.*                                                                       20,399
     590   Best Buy Co., Inc.*                                                                            32,391
     319   Big Lots, Inc.*                                                                                 2,329
     586   Circuit City Stores-Circuit City Group                                                          8,040
   1,269   Costco Wholesale Corp.*                                                                        48,006
   1,109   CVS Corp.                                                                                      26,505
     333   Darden Restaurants, Inc.                                                                       10,663
     240   Dillard's, Inc.                                                                                 3,108
     932   Dollar General Corp.                                                                           13,318
     484   Family Dollar Stores, Inc.                                                                     13,968
     557   Federated Department Stores, Inc.*                                                             17,818
   2,423   Gap, Inc. (The)                                                                                31,669
     485   Genuine Parts Co.                                                                              15,763
   6,578   Home Depot, Inc. (The)                                                                        251,477
   1,381   Kmart Corp.*                                                                                    8,466
     939   Kohl's Corp.*                                                                                  52,218
   2,285   Kroger Co.*                                                                                    55,891
   1,202   Limited, Inc. (The)                                                                            13,402
   2,168   Lowe's Cos., Inc.                                                                              73,929
     843   May Department Stores                                                                          26,512
   3,646   McDonald's Corp.                                                                               95,051
     377   Nordstrom, Inc.                                                                                 5,316
     839   Office Depot, Inc.*                                                                            11,410
     741   Penney (J. C.) Co., Inc.                                                                       16,095
     523   RadioShack Corp.                                                                               13,070
     165   Reebok International Ltd.*                                                                      3,425
   1,425   Safeway, Inc.*                                                                                 59,351
     926   Sears, Roebuck & Co.                                                                           35,901
   1,286   Staples, Inc.*                                                                                 18,750
   1,072   Starbucks Corp.*                                                                               18,353
     373   SUPERVALU, Inc.                                                                                 7,960
   1,896   SYSCO Corp.                                                                                    45,713
   2,534   Target Corp.                                                                                   78,934
     411   Tiffany & Co.                                                                                   9,613
     790   TJX Cos., Inc.                                                                                 26,702
     557   Toys R Us, Inc.*                                                                               10,583
     414   Tricon Global Restaurants, Inc.*                                                               20,944
   2,869   Walgreen Co.                                                                                   92,898
  12,603   Wal-Mart Stores, Inc.                                                                         647,794
     320   Wendy's International, Inc.                                                                     8,416
     396   Winn-Dixie Stores, Inc.                                                                         4,380

Rubber -- Tires & Misc. 0.04%                                                                             11,041
     204   Cooper Tire & Rubber Co.                                                                        2,695
     448   Goodyear Tire & Rubber Co. (The)                                                                8,346

Shoes & Related Apparel 0.14%                                                                             37,711
     764   Nike, Inc. (Class B)                                                                           37,711

Soap & Cleaning Preparations 1.42%                                                                       396,845
     667   Clorox Co.                                                                                     23,812
   1,582   Colgate-Palmolive Co.                                                                          90,997
     360   Ecolab, Inc.                                                                                   12,665
   3,651   Procter & Gamble Co. (The)                                                                    269,371

Steel 0.06%                                                                                               15,988
     226   Allegheny Technologies, Inc.                                                                    3,345
     219   Nucor Corp.                                                                                     9,045
     250   USX-U.S. Steel Group, Inc.                                                                      3,598

Telecommunications 4.51%                                                                               1,256,171
   2,203   ADC Telecommunications, Inc.*                                                                  10,024
     229   Andrew Corp.*                                                                                   4,161
   9,726   AT&T Corp.                                                                                    148,321
   7,132   AT&T Wireless Services, Inc.*                                                                 102,986
     800   Avaya, Inc.*                                                                                    7,144
     397   CenturyTel, Inc.                                                                               12,545
     804   Citizens Communications Co.*                                                                    7,148
     482   Comverse Technology, Inc.*                                                                      9,066
   2,622   Corning, Inc.                                                                                  21,133
   2,499   Global Crossing Ltd. (Bermuda)*                                                                 2,824
   9,601   Lucent Technologies, Inc.                                                                      64,327
   2,157   Nextel Communications, Inc. (Class A)*                                                         17,148
   8,982   Nortel Networks Corp. (Canada)                                                                 52,185
   2,135   QUALCOMM, Inc.*                                                                               104,871
   4,683   Qwest Communications International, Inc.*                                                      60,645
     459   Scientific-Atlanta, Inc.                                                                        9,579
   2,498   Sprint Corp.                                                                                   49,960
   2,641   Sprint PCS*                                                                                    58,894
     639   Symbol Technologies, Inc.                                                                       8,211
   1,154   Tellabs, Inc.*                                                                                 15,752
   7,624   Verizon Communications                                                                        379,751
   8,141   WorldCom, Inc.*                                                                               109,496

Textile 0.06%                                                                                             17,232
      148   Liz Claiborne, Inc.                                                                            6,734
      316   VF Corp.                                                                                      10,498

Tobacco 1.10%                                                                                            305,668
    6,201   Philip Morris Cos., Inc.                                                                     290,207
      460   UST, Inc.                                                                                     15,461

Transportation 0.70%                                                                                     195,869
      433   AMR Corp.*                                                                                     7,881
    1,104   Burlington Northern Santa Fe Corp.                                                            29,664
      602   CSX Corp.                                                                                     20,287
      347   Delta Air Lines, Inc.                                                                          7,932
      866   FedEx Corp.*                                                                                  35,575
      167   Navistar International Corp.*                                                                  5,010
    1,084   Norfolk Southern Corp.                                                                        18,157
    2,147   Southwest Airlines Co.                                                                        34,137
      699   Union Pacific Corp.                                                                           36,355
      189   US Airways Group, Inc.*                                                                          871

Utilities 5.13%                                                                                        1,428,397
    1,500   AES Corp.*                                                                                    20,775
      352   Allegheny Energy, Inc.                                                                        12,866
      883   ALLTEL Corp.                                                                                  50,455
      387   Ameren Corp.                                                                                  15,519
      908   American Electric Power Co., Inc.                                                             38,045
    5,283   BellSouth Corp.                                                                              195,471
      448   Cinergy Corp.                                                                                 13,521
      372   CMS Energy Corp.                                                                               8,002
      598   Consolidated Edison, Inc.                                                                     23,615
      462   Constellation Energy Group, Inc.                                                              10,335
      697   Dominion Resources, Inc.                                                                      42,601
      465   DTE Energy Co.                                                                                19,386
    2,176   Duke Energy Corp.                                                                             83,580
      919   Dynegy, Inc. (Class A)                                                                        32,992
      918   Edison International                                                                          13,045
      622   Entergy Corp.                                                                                 24,165
      904   Exelon Corp.                                                                                  38,031
      631   FirstEnergy Corp.                                                                             21,744
      496   FPL Group, Inc.                                                                               26,338
      337   GPU, Inc.                                                                                     13,362
      387   KeySpan Corp.                                                                                 12,841
      323   Kinder Morgan, Inc.                                                                           16,030
      957   Mirant Corp.*                                                                                 24,882
      452   Niagara Mohawk Holdings, Inc.*                                                                 8,100
      128   NICOR, Inc.                                                                                    4,978
      582   NiSource, Inc.                                                                                13,823
      100   Peoples Energy Corp.                                                                           3,829
    1,091   PG&E Corp.                                                                                    19,703
      239   Pinnacle West Capital Corp.                                                                   10,074
      411   PPL Corp.                                                                                     14,036
      612   Progress Energy, Inc.                                                                         25,808
      586   Public Service Enterprise Group, Inc.                                                         23,065
      839   Reliant Energy, Inc.                                                                          23,450
    9,494   SBC Communications, Inc.                                                                     361,816
      581   Sempra Energy                                                                                 13,595
    1,931   Southern Co.                                                                                  46,151
      724   TXU Corp.                                                                                     33,188
    1,449   Williams Cos., Inc.                                                                           41,833
      967   Xcel Energy, Inc.                                                                             27,347

                                                                        INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 3.19%                                                                            $890,000
(Cost $890,000)

Joint Repurchase Agreement 3.19%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc. Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond 6.375% due 08-15-27,
  U.S. Treasury Inflation Indexed Note 3.375% due 01-15-09)                2.58%             $890       $890,000

TOTAL INVESTMENTS 100.25%                                                                            $27,941,408

OTHER ASSETS AND LIABILITIES, NET (0.25%)                                                               ($69,928)

TOTAL NET ASSETS 100.00%                                                                             $27,871,480

 * Non-income producing security.

   Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

** Issuer is an affiliate of John Hancock Advisers, Inc.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value
per share.

ASSETS
Investments at value (cost $31,786,022)                           $27,941,408
Cash                                                                      105
Cash segregated for futures contracts                                  69,000
Receivable for shares sold                                             18,538
Dividends and interest receivable                                      23,346
Receivable for futures variation margin                                 1,500
Other assets                                                            1,695

Total assets                                                       28,055,592

LIABILITIES
Payable for shares repurchased                                         27,397
Payable to affiliates                                                  19,919
Other payables and accrued expenses                                   136,796

Total liabilities                                                     184,112

NET ASSETS
Capital paid-in                                                    36,620,413
Accumulated net realized loss on investments
  and financial futures contracts                                  (5,228,978)
Net unrealized depreciation of investments
  and financial futures contracts                                  (3,828,192)
Undistributed net investment income                                   308,237

Net assets                                                        $27,871,480

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class R ($27,871,480 [DIV] 3,490,294)                                   $7.99

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,450)               $516,876
Interest                                                               46,124

Total investment income                                               563,000

EXPENSES
Custodian fee                                                         148,911
Investment management fee                                             144,820
Transfer agent fee                                                    113,858
Distribution and service fee                                          103,443
Registration and filing fee                                            46,141
Auditing fee                                                           21,000
Miscellaneous                                                          12,210
Accounting and legal services fee                                       8,257
Printing                                                                8,132
Interest expense                                                        5,579
Trustees' fee                                                           1,902
Legal fees                                                                398

Total expenses                                                        614,651
Less expense reductions                                              (449,142)

Net expenses                                                          165,509

Net investment income                                                 397,491

REALIZED AND UNREALIZED LOSS

Net realized loss on
Investments                                                        (3,461,608)
Financial futures contracts                                          (486,946)
Change in unrealized appreciation (depreciation) on
Investments                                                        (7,594,398)
Financial futures contracts                                           (43,393)

Net realized and unrealized loss                                  (11,586,345)

Decrease in net assets from operations                           ($11,188,854)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses,
any investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $409,321         $397,491
Net realized loss                               (1,242,913)      (3,948,554)
Change in net unrealized
  appreciation (depreciation)                    3,008,344       (7,637,791)

Increase (decrease) in net assets
  resulting from operations                      2,174,752      (11,188,854)

Distributions to shareholders
From net investment income                        (147,547)        (423,987)
From capital gains                                 (27,794)              --
                                                  (175,341)        (423,987)

From fund share transactions                    13,422,596      (12,348,185)

NET ASSETS
Beginning of period                             36,410,499       51,832,506

End of period 1                                $51,832,506      $27,871,480

1 Includes undistributed net investment income of $334,532 and $308,237, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS R SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-99 1  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.24      $10.78
Net investment income 2                                   0.02        0.10        0.09
Net realized and unrealized
  gain (loss) on investments                              0.22        0.49       (2.79)
Total from investment
  operations                                              0.24        0.59       (2.70)
Less distributions
From net investment income                                  --       (0.04)      (0.09)
From net realized gain                                      --       (0.01)         --
                                                            --       (0.05)      (0.09)
Net asset value,
  end of period                                         $10.24      $10.78       $7.99
Total return 3,4 (%)                                      2.40 5      5.77      (25.25)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $36         $52         $28
Ratio of expenses
  to average net assets (%)                               0.40 6      0.40        0.40
Ratio of adjusted expenses
  to average net assets 7 (%)                             1.55 6      1.14        1.49
Ratio of net investment income
  to average net assets (%)                               1.03 6      0.89        0.96
Portfolio turnover (%)                                       1          17          17

1 The Fund began operations on 8-18-99.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock 500 Index Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Index (the "S&P 500 Index").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. No Class A, B or C shares were issued as of October 31, 2001. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $3,676,167, and the weighted average interest rate was 4.62%. Interest expense includes $5,579 paid under the line of credit. There was no outstanding borrowing under the line of credit on October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $632,500 collateralized by securities in the amount of $645,150.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 2001, the Fund had deposited $69,000 in a segregated account to cover margin requirements on open futures contracts.


Open financial futures contracts at October 31, 2001:

OPEN                                                          UNREALIZED
CONTRACTS                 EXPIRATION          POSITION      APPRECIATION

4 S&P 500                     DEC 01              Long           $16,422


Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,790,311 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gains distributions will be made. The loss carryforward expires as follows: $892,139 -- October 31, 2008, $3,898,172 -- October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.35% of the Fund's average daily net asset value.

The Adviser has agreed to limit the management fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the management fee amounted to $103,443 for the year ended October 31, 2001. The Adviser has also agreed to limit other Fund's expenses, excluding the management fee and distribution and service fees, to 0.20% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $283,633 for the year ended October 31, 2001. The Adviser reserves the right to terminate these limitations in the future.

The Fund has a Distribution Plan with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted a Distribution Plan with respect to Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class R average daily net assets. JH Funds has agreed to limit the distribution and service ("12b-1") fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the 12b-1 fee amounted to $62,066 for the year ended October 31, 2001. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo."). The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 1,831,524 shares of beneficial interest of the Fund as of October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 10-31-00              YEAR ENDED 10-31-01
                               SHARES          AMOUNT         SHARES            AMOUNT
CLASS R SHARES
Sold                        4,177,032     $45,326,903      1,548,782       $14,790,938
Distributions reinvested        5,943          62,406         25,392           262,800
Repurchased                (2,931,442)    (31,966,713)    (2,890,867)      (27,401,923)

NET INCREASE (DECREASE)     1,251,533     $13,422,596     (1,316,693)     ($12,348,185)

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $6,643,449 and $18,579,112 respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $32,208,267. Gross unrealized appreciation and depreciation of investments aggregated $2,634,298 and $6,901,157 respectively, resulting in net unrealized depreciation of $4,266,859.

NOTE E
Reclassification
of accounts

During the year ended October 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $424, an increase in undistributed net investment income of $201 and a decrease in capital paid-in of $625. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to Deferred Compensation Plan adjustments. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John
Hancock 500 Index Fund of John Hancock Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock 500 Index Fund (a series of John Hancock Series Trust) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which requires that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended October 31, 2001.

One hundred percent of the income dividends qualify for the corporate dividends-received deduction.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions that are taxable for calendar year 2001.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
500 Index Fund.

1100A  10/01
       12/01






John Hancock

Small Cap
Growth
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges - from the Great Depression, to wars, natural disasters and global financial turmoil - and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation pri
marily through
investments in
U.S. small-capital-
ization companies
(in the capitaliza-
tion range of the
Russell 2000
Growth Index).

Over the last 12 months

* The economy ground to a halt and growth stocks were hit hard as corporate profits declined.

* The Fund's technology names experienced some of the biggest losses.

* Our overweighting in defensive areas like health-care services and value-oriented retailers served the Fund well.

[Bar chart with heading "John Hancock Small Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -35.04% total return for Class A. The second bar represents the -35.57% total return for Class B. The third bar represents the -35.54% total return for Class C. The fourth bar represents the -34.68% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

 1.4%   Microsemi
 1.4%   Semtech
 1.3%   Wilson Greatbatch Technologies
 1.3%   Whole Foods Market
 1.3%   Scholastic
 1.2%   Corporate Executive Board
 1.2%   Performance Food Group
 1.2%   NPS Pharmaceuticals
 1.2%   Secure Computing
 1.2%   Affiliated Managers Group

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGER

John Hancock
Small Cap
Growth Fund

Small-cap growth stocks lost ground over the past year, as the turbulent stock market continued to be hit with a steady stream of bad economic and corporate earnings news. Throughout the year that began last November, the economy slowed to a standstill and investors became increasingly discouraged about the dry-up in business spending -- particularly on technology and telecommunications. Even before the tragic events of September 11, the Federal Reserve's aggressive moves to cut interest rates had shown little effect, prompting only several brief rallies, as corporate profits stayed in tatters. The terrorist attacks took an additional toll on the already fragile economy; corporate layoffs spiked, consumer confidence plunged and the likelihood of a recession grew. In this challenging environment, growth stocks, particularly in the technology and telecommunications sectors, took the biggest hits as their fundamentals deteriorated rapidly. Small stocks did better than large caps throughout the year, and the less expensive value stocks held up far better than growth stocks, especially in the small-cap universe. This was reflected in the Fund's benchmark Russell 2000 Growth Index's -31.50% return for the year ending October 31,
2001, while in the same period the Russell 2000 Value Index returned
8.75%.

"...growth stocks, particu-
 larly in the technology
 and telecommunications
 sectors, took the biggest
 hits..."

FUND PERFORMANCE

With this tough backdrop, John Hancock Small Cap Growth Fund struggled along with our peers. For the year ended October 31, 2001, the Fund's Class A, Class B, Class C and Class I shares posted total returns of -35.04%, -35.57%, -35.54% and -34.68%, respectively, at net asset value. That compared with the -28.99% return of the average small-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[A photo of Team leader Bernice Behar flush right next to first paragraph.]

TECH AND ENERGY BIGGEST DRAWBACKS

We began the year with an overweighted position in technology and telecommunications stocks, and that hurt our relative performance as these companies experienced a dramatic downturn in their business prospects, with the persistent weakness in the economy. Start-up telecom companies also faced diminished prospects for getting additional financing to execute their business plans. One company that struggled throughout the year was telecom semiconductor manufacturer Elantec Semiconductor, but we have bought more at lower stock-price levels because we believe it is a good company that is well positioned to benefit from a potentially reinvigorated spending environment next year.

"...we positioned the Fund
 more defensively..."

At the start of the year, we were optimistic about the prospects for energy stocks, believing they would be one of the few groups to provide positive earnings growth in a slowing economy. But our overweighted position worked against us as the year progressed, and oil and natural gas prices fell dramatically and the weak economy pinched demand. With earnings estimates revised downward for next year, we cut our exposure.

DEFENSIVE NAMES HELP

Throughout the year, we positioned the Fund more defensively and that mostly served us well, helping to partially offset the steep declines in the technology and telecommunications areas. Early on, we cut our tech weighting in half and emphasized companies in the growth universe that had relative earnings stability, such as health-care services companies, value-oriented retailers and consumer staples, those companies with products that consumers generally buy regardless of economic conditions.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 21%, the second is Electronics 19%, the third Retail 12%, the fourth Computers 11%, and the fifth Oil & gas 6%.]

Some of our biggest contributors to performance came from these groups. In the retail sector, we were helped by 99 Cents Only Stores, Applebee's International and Whole Foods Market. On the health-care side, health-care service companies were boosted by their perception as steady growers and by rising drug prices. One of our better performers was AmerisourceBergen, a health-services distribution company formed after Amerisource Health bought rival Bergen Brunswig in a well-regarded merger that caused them to become the top competitor in their industry. Diagnostics provider Cytyc was boosted as its market share just kept becoming more dominant because of its improved cervical cancer testing. And Covance, an outsourcer for drug development, did well as pharmaceutical companies increasingly used their services in the drive to get drugs to market faster. Renal Care Group, one of the leading providers of kidney dialysis treatments, benefited from strong reimbursement trends.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on October 31, 2001." The chart is divided into two sections (from top to left): Common stock 98% and Short-term investments & other 2%.]

BEGINNING SHIFT TO OFFENSE

Toward the end of August, we had begun to position the portfolio more aggressively, on the belief that the market was poised for a late-year upturn, bolstered by the Fed's series of interest-rate cuts and the anticipation of an economic upturn. We didn't get too far before the events of September 11, so we were again well served by remaining more defensively focused, as the prospects of a recession grew. But in October, we resumed our shift toward a more opportunistic stance, taking profits and significantly reducing our stake in health-care services companies in favor of biotechnology companies, specialty pharmaceutical and device companies. We also began to up our stake in specific technology names, despite their current weak fundamentals, in advance of anticipated upturns in product cycles.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Wilson Greatbatch Technologies followed by an up arrow with the phrase "Dominant, well-postioned medical device company." The second listing is Tweeter Home Entertainment Group followed by a down arrow with the phrase "Worries about consumer spending." The third listing is NPS Pharmaceuticals followed by a down arrow with the phrase "Hurt by volatile biotech sector."]

"Lower interest rates and a
 sharply increased level of
 liquidity should set the
 stage for a better operating
 environment..."

A LOOK AHEAD

In our view, the events of September 11 will probably delay the expected economic recovery. But even though the next several quarters could be more difficult than previously expected, we could also see a more vigorous recovery when it finally arrives. Lower interest rates and a sharply increased level of liquidity should set the stage for a better operating environment for small-cap stocks, which are particularly sensitive to interest rates since they rely more heavily on borrowing to grow their businesses. With this backdrop -- and a difficult year now behind us -- we are more optimistic about the prospects for small-cap stocks now.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for a discussion of the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

Two indexes are used
for comparison. The
Russell 2000 Index,
Index 1, is an unman-
aged, small-cap index
that is composed of
2,000 stocks of U.S.-
domiciled companies
whose common stocks
trade in the United
States on the New York
Stock Exchange,
American Stock
Exchange and Nasdaq.
Also shown on page 7
is the Russell 2000
Growth Index, Index 2,
an unmanaged index
that contains those
securities from the
Russell 2000 Index with
a greater-than-average
growth orientation.

It is not possible to
invest in an index.

                  Class A    Class B    Class C   Class I 1   Index 1
Inception date    8-22-91   10-26-87     6-1-98   12-7-99        --

Average annual returns with maximum sales charge (POP)
One year           -38.28%    -38.64%    -36.77%   -34.68%   -12.70%
Five years           4.20%      4.21%        --        --      6.07%
Ten years           10.09%      9.78%        --        --     10.35%
Since inception        --         --       0.83%   -19.45%       --

Cumulative total returns with maximum sales charge (POP)
One year           -38.28%    -38.64%    -36.77%   -34.68%   -12.70%
Five years          22.82%     22.91%        --        --     34.24%
Ten years          161.62%    154.28%        --        --    167.63%
Since inception        --         --       2.87%   -33.71%       --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, before sales charge, and is equal to $27,534 as of October 31, 2001. The second line represents the Index 1and is equal to $26,763 as of October 31, 2001. The third line represents the same value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, after sales charge, and is equal to $26,162 as of October 31, 2001. The fourth line represents the Index 2 and is equal to $18,069 as of October 31, 2001.

                                    Class B 1    Class C 1    Class I 2
Inception date                     10-26-87       6-1-98      12-7-99
Without sales charge                $25,428      $10,391       $6,629
With maximum sales charge                --      $10,287           --
Index 1                             $26,763       $9,806       $9,672
Index 2                             $18,069       $8,489       $7,196

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                       VALUE
COMMON STOCKS 98.38%                                                                            $1,208,236,719
(Cost $1,267,637,439)

Advertising  0.54%                                                                                  $6,650,694
  426,600   Getty Images, Inc.*                                                                      6,650,694

Aerospace  0.85%                                                                                    10,471,200
  120,000   Alliant Techsystems, Inc.*                                                              10,471,200

Banks -- United States  2.33%                                                                       28,586,574
  230,900   Greater Bay Bancorp.                                                                     5,262,211
  389,300   Southwest Bancorp. of Texas, Inc.*                                                      11,169,017
1,020,600   Sterling Bancshares, Inc.                                                               12,155,346

Building  0.71%                                                                                      8,757,950
  163,700   Ryland Group, Inc. (The)                                                                 8,757,950

Business Services -- Misc. 2.72%                                                                    33,358,169
  499,300   Corporate Executive Board Co. (The)*                                                    15,263,601
  329,100   Forrester Research, Inc.*                                                                5,314,965
  570,150   Management Network Group, Inc. (The)*                                                    3,392,392
  579,100   On Assignment, Inc.*                                                                     9,387,211

Computers  11.07%                                                                                  135,907,670
  106,300   Advent Software, Inc.*                                                                   4,099,991
  311,450   Avocent Corp.*                                                                           5,811,657
  530,400   Borland Software Corp.*                                                                  5,935,176
  385,300   Embarcadero Technologies, Inc.*                                                          4,508,010
  177,600   Emulex Corp.*                                                                            4,205,568
  165,500   Extreme Networks, Inc.*                                                                  1,934,695
  296,350   Interwoven, Inc.*                                                                        2,166,318
  838,100   Macromedia, Inc.*                                                                       12,537,976
  226,600   Manugistics Group, Inc.*                                                                 1,744,820
  257,500   McAfee.com Corp.*                                                                        5,665,000
  901,800   M-Systems Flash Disk Pioneers Ltd.* (Israel)                                             6,492,960
  238,375   National Instruments Corp.*                                                              6,867,584
  732,900   Netegrity, Inc.*                                                                         8,604,246
  675,200   NetRatings, Inc.*                                                                        8,156,416
  316,200   Openwave Systems, Inc.*                                                                  2,444,226
  522,600   Overture Services, Inc.*                                                                13,770,510
  346,300   Precise Software Solutions Ltd.*                                                         6,617,793
  222,900   RSA Security, Inc.*                                                                      2,683,716
  903,200   Secure Computing Corp.*                                                                 14,767,320
  641,600   Silicon Storage Technology, Inc.*                                                        5,742,320
  129,550   SmartForce Plc* American Depositary Receipts (Ireland)                                   2,132,393
  439,950   Stellent, Inc.*                                                                          9,018,975

Electronics  19.36%                                                                                237,819,907
  719,800   Aeroflex, Inc.*                                                                         10,559,466
  386,400   Alpha Industries, Inc.*                                                                  8,995,392
  350,050   ATMI, Inc.*                                                                              6,671,953
  562,600   Axcelis Technologies, Inc.*                                                              7,375,686
  253,600   Brooks Automation, Inc.*                                                                 8,186,208
  223,400   CoorsTek, Inc.*                                                                          5,920,100
  466,100   Cree, Inc.*                                                                              8,366,495
  650,700   DDi Corp.*                                                                               5,875,821
  185,000   DRS Technologies, Inc.*                                                                  7,464,750
  287,500   DuPont Photomasks, Inc.*                                                                10,361,500
  126,950   EDO Corp.                                                                                3,421,302
  238,000   Elantec Semiconductor, Inc.*                                                             7,780,220
  312,400   Electro Scientific Industries, Inc.*                                                     7,363,268
  167,000   Engineered Support Systems, Inc.                                                         8,314,930
  147,900   Evergreen Solar, Inc.*                                                                     369,750
   38,400   FEI Co.*                                                                                 1,036,032
  234,200   Herley Industries, Inc.*                                                                 3,702,702
  844,200   LTX Corp.*                                                                              13,895,532
  612,100   McDATA Corp. (Class A)*                                                                  9,003,991
  283,300   Micrel, Inc.*                                                                            7,124,995
  498,900   Microsemi Corp.*                                                                        17,461,500
  457,350   Nanometrics, Inc.*                                                                       9,078,397
  122,400   Novellus Systems, Inc.*                                                                  4,042,872
  338,700   Pixelworks, Inc.*                                                                        3,420,870
  253,000   Plexus Corp.*                                                                            6,325,000
  910,550   PLX Technology, Inc.*                                                                    7,056,763
  643,200   Powerwave Technologies, Inc.*                                                            9,840,960
  530,100   PRI Automation, Inc.*                                                                    8,714,844
  373,550   Rudolph Technologies, Inc.*                                                              9,450,815
  443,300   Semtech Corp.*                                                                          16,734,575
  586,950   Tellium, Inc.*                                                                           3,903,218


Fiber Optics  0.22%                                                                                  2,661,928
  340,400   Finisar Corp.*                                                                           2,661,928

Finance  1.28%                                                                                      15,748,885
  236,400   Affiliated Managers Group, Inc.*                                                        14,585,880
  142,700   Medallion Financial Corp.                                                                1,163,005

Food 1.75%                                                                                          21,440,865
  283,500   American Italian Pasta Co. (Class A)*                                                   11,546,955
  220,600   Dean Foods Co.                                                                           9,893,910

Insurance  4.44%                                                                                    54,576,368
  351,060   Fidelity National Financial, Inc.                                                        8,077,891
  477,400   HCC Insurance Holdings, Inc.                                                            13,123,726
   50,200   Hilb, Rogal and Hamilton Co.                                                             2,908,086
  207,900   Philadelphia Consolidated Holding Corp.*                                                 8,147,601
  130,550   RenaissanceRe Holdings Ltd. (Bermuda)                                                   12,595,464
  219,000   StanCorp Financial Group, Inc.                                                           9,723,600

Leisure  0.58%                                                                                       7,181,163
  159,300   Expedia, Inc. (Class A)*                                                                 4,685,013
  184,900   Extended Stay America, Inc.*                                                             2,496,150

Machinery  1.59%                                                                                    19,511,806
  157,740   Global Power Equipment Group, Inc.*                                                      2,364,523
  586,900   Hydril Co.*                                                                             11,855,380
  393,450   SureBeam Corp. (Class A)*                                                                5,291,903

Media  3.74%                                                                                        45,938,277
  272,168   Entercom Communications Corp.*                                                           9,172,062
  363,900   Insight Communications Co., Inc.*                                                        7,459,950
  326,250   Radio One, Inc. (Class A)*                                                               3,800,813
  318,000   Radio One, Inc. (Class D)*                                                               3,672,900
1,110,400   Regent Communications, Inc.*                                                             6,473,632
  343,600   Scholastic Corp.*                                                                       15,358,920

Medical  20.62%                                                                                    253,242,930
  398,050   Accredo Health, Inc.*                                                                   13,581,466
   56,900   Affymetrix, Inc.*                                                                        1,709,845
  395,700   Alkermes, Inc.*                                                                         10,149,705
  239,650   Alliance Imaging, Inc.*                                                                  2,935,712
   58,800   Angiotech Pharmaceuticals, Inc,* (Canada)                                                2,804,760
  299,800   Bruker Daltonics, Inc.*                                                                  6,895,400
  341,600   Cell Genesys, Inc.*                                                                      6,114,640
  231,700   Cell Therapeutics, Inc.*                                                                 6,957,951
  258,700   Cerner Corp.*                                                                           13,905,125
  153,000   Cerus Corp.*                                                                             7,027,290
  323,260   Charles River Laboratories International, Inc.*                                         10,861,536
   30,800   Cholestech Corp.*                                                                          680,680
  125,900   CIMA Labs, Inc.*                                                                         6,804,895
  257,300   COR Therapeutics, Inc.*                                                                  5,796,969
  545,000   Covance, Inc.*                                                                          10,000,750
   23,700   Cross Country, Inc.*                                                                       483,243
  243,600   CV Therapeutics, Inc.*                                                                   9,607,584
  516,100   Cytyc Corp.*                                                                            13,532,142
  284,329   DaVita, Inc.*                                                                            5,174,788
  106,100   Diagnostic Products Corp.                                                                4,679,010
  337,700   Exelixis, Inc.*                                                                          4,525,180
  140,300   Gene Logic, Inc.*                                                                        1,880,020
  537,000   Inhale Therapeutic Systems, Inc.*                                                        9,397,500
  132,800   Integra LifeSciences Holdings*                                                           3,904,320
  354,751   Mid Atlantic Medical Services, Inc.*                                                     6,580,631
  165,500   Myriad Genetics, Inc.*                                                                   7,613,000
   32,600   Neurocrine Biosciences, Inc.*                                                            1,371,482
  298,100   Noven Pharmaceuticals, Inc.*                                                             6,391,264
  410,800   NPS Pharmaceuticals, Inc.*                                                              14,842,204
  247,600   Pharmaceutical Product Development, Inc.*                                                6,603,492
  295,600   Regeneron Pharmaceuticals, Inc.*                                                         6,532,760
  301,500   Renal Care Group, Inc.*                                                                  9,467,100
  420,900   Salix Pharmaceuticals, Ltd.*                                                             6,039,915
  469,900   Urologix, Inc.*                                                                          7,081,393
  370,300   Visible Genetics, Inc.* (Canada)                                                         5,373,053
  554,300   Wilson Greatbatch Technologies, Inc.*                                                   15,936,125


Oil & Gas 6.36%                                                                                     78,081,699
  167,328   Encore Acquisition Co.*                                                                  2,175,264
  180,004   Evergreen Resources, Inc.*                                                               7,189,360
  420,441   Hanover Compressor Co.*                                                                 11,595,763
   82,400   Lone Star Technologies, Inc.*                                                            1,354,656
  222,900   Newfield Exploration Co.*                                                                7,759,149
  128,700   Oceaneering International, Inc.*                                                         2,509,650
  274,400   Patterson-UTI Energy, Inc.*                                                              4,944,688
  218,200   Pride International, Inc.*                                                               2,806,052
  152,500   Remington Oil & Gas Corp.*                                                               2,623,000
  307,430   Spinnaker Exploration Co.*                                                              13,490,028
  271,600   Stone Energy Corp.*                                                                     10,741,780
  389,150   Universal Compression Holdings, Inc.*                                                   10,892,309


Retail  12.32%                                                                                     151,282,431
  381,173   99 Cents Only Stores*                                                                   13,550,700
  326,650   Applebee's International, Inc.                                                           9,832,165
  145,300   bebe stores, inc.*                                                                       2,423,604
  184,300   Brightpoint, Inc.*                                                                         678,224
  468,950   Buca, Inc.*                                                                              6,368,341
  307,550   California Pizza Kitchen, Inc.*                                                          5,529,749
  119,950   Columbia Sportswear Co.*                                                                 3,429,370
  349,800   Duane Reade, Inc.*                                                                      10,466,016
  242,800   Ethan Allen Interiors, Inc.                                                              7,772,028
   38,450   Fred's, Inc.                                                                             1,259,237
  220,900   Hot Topic, Inc.*                                                                         5,584,352
  248,800   Krispy Kreme Doughnuts, Inc.*                                                            8,700,536
  303,500   O'Reilly Automotive, Inc.*                                                               8,576,910
  265,000   P.F. Chang's China Bistro, Inc.*                                                        10,501,950
  511,100   Performance Food Group Co.*                                                             15,021,229
  240,500   ScanSource, Inc.*                                                                       10,327,070
  290,300   Too, Inc.*                                                                               7,724,883
  484,200   Tweeter Home Entertainment Group, Inc.*                                                  7,630,992
  457,700   Whole Foods Market, Inc.*                                                               15,905,075


Schools/Education  1.74%                                                                            21,350,050
  257,700   Career Education Corp.*                                                                  6,718,239
  179,100   Strayer Education, Inc.                                                                  8,598,591
  229,400   University of Phoenix Online*                                                            6,033,220

Shoes & Related Apparel  0.26%                                                                       3,248,164
  300,200   Skechers U.S.A. (Class A)*                                                               3,248,164

Soap & Cleaning Preparations  0.28%                                                                  3,393,000
  130,500   Church & Dwight Co., Inc.                                                                3,393,000

Telecommunications  3.17%                                                                           38,938,602
  230,300   AirGate PCS, Inc.*                                                                      11,851,238
  122,500   Gentner Communications Corp.*                                                            2,288,300
  211,800   Metro One Telecommunications, Inc.*                                                      6,385,770
  329,150   SBA Communications Corp.*                                                                2,699,030
  558,400   Time Warner Telecom, Inc. (Class A)*                                                     6,120,064
  311,500   WebEx Communications, Inc.*                                                              9,594,200

Transportation  1.33%                                                                               16,315,200
  189,636   Expeditors International of Washington, Inc.                                             8,571,547
  294,100   Forward Air Corp.*                                                                       7,743,653

Utilities  0.04%                                                                                       453,250
  453,250   Beacon Power Corp.*                                                                        453,250

Waste Disposal Service & Equipment  1.08%                                                           13,319,937
  455,850   Waste Connections, Inc.*                                                                13,319,937

                                                                      INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                        RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 2.53%                                                                       $31,040,000
(Cost $31,040,000)

Joint Repurchase Agreement 2.53%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
(Secured by U.S. Treasury Bond 6.375% due 08-15-27
and U.S. Treasury Note 3.625% due 01-15-08)                              2.58%           31,040     31,040,000

TOTAL INVESTMENTS 100.91%                                                                       $1,239,276,719

OTHER ASSETS AND LIABILITIES, NET (0.91%)                                                         ($11,155,014)

TOTAL NET ASSETS 100.00%                                                                        $1,228,121,705

* Non-income producing security.

Parenthetical disclosure of a foreign country in the description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price per
share.

ASSETS
Investments at value (cost $1,298,677,439)                     $1,239,276,719
Receivable for investments sold                                     1,739,730
Receivable for shares sold                                            537,101
Dividends and interest receivable                                       9,165
Other assets                                                          288,395

Total assets                                                    1,241,851,110

LIABILITIES
Due to custodian                                                      277,500
Payable for investments purchased                                  10,551,264
Payable for shares repurchased                                      1,148,346
Payable to affiliates                                               1,343,145
Other payables and accrued expenses                                   409,150

Total liabilities                                                  13,729,405

NET ASSETS
Capital paid-in                                                 1,513,598,216
Accumulated realized loss on investments                         (225,988,708)
Net unrealized depreciation of investments                        (59,400,720)
Accumulated net investment loss                                       (87,083)

Net assets                                                     $1,228,121,705

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($683,961,622 [DIV] 80,124,382 shares)                          $8.54
Class B ($457,093,793 [DIV] 59,961,264 shares)                          $7.62
Class C ($23,847,906 [DIV] 3,133,215 shares)                            $7.61
Class I ($63,218,384 [DIV] 7,335,604 shares)                            $8.62

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.54 [DIV] 95%)                                             $8.99
Class C ($7.61 [DIV] 99%)                                               $7.69

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Securities lending income                                          $4,621,971
Interest                                                            2,581,722
Dividends                                                           1,576,337

Total investment income                                             8,780,030

EXPENSES
Investment management fee                                          11,512,720
Class A distribution and service fee                                2,000,527
Class B distribution and service fee                                6,523,206
Class C distribution and service fee                                  280,319
Class A, B and C transfer agent fee                                 5,063,354
Class I transfer agent fee                                             28,484
Accounting and legal services fee                                     307,970
Custodian fee                                                         287,446
Registration and filing fee                                           279,373
Trustees' fee                                                          68,791
Miscellaneous                                                          60,590
Printing                                                               49,942
Auditing fee                                                           35,000
Interest expense                                                       14,388
Legal fee                                                              13,125

Total expenses                                                     26,525,235

Net investment loss                                               (17,745,205)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments sold (including
  $20,264,489 net realized loss on sales of
  investments in affiliated issuers)                             (225,379,493)
Change in net unrealized appreciation (depreciation)
  on investments                                                 (458,272,279)

Net realized and unrealized loss                                 (683,651,772)

Decrease in net assets from operations                          ($701,396,977)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                           ($25,258,929)    ($17,745,205)
Net realized gain (loss)                       199,154,814     (225,379,493)
Change in net unrealized
  appreciation (depreciation)                  (87,855,658)    (458,272,279)
Increase (decrease) in net assets
  resulting from operations                     86,040,227     (701,396,977)

Distributions to shareholders
From net realized gain
Class A                                        (32,103,982)     (41,104,957)
Class B                                        (63,068,753)     (43,182,548)
Class C                                           (568,546)      (1,520,079)
Class I 1                                               --         (712,461)
                                               (95,741,281)     (86,520,045)

From fund share transactions                 1,259,559,420       16,960,164

NET ASSETS
Beginning of period                            749,220,197    1,999,078,563

End of period 2                             $1,999,078,563   $1,228,121,705

1 Class I shares began operations on 12-7-99.

2 Includes accumulated net investment loss of $79,111 and $87,083, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97 1  10-31-98 1  10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.22      $12.35       $8.41      $12.65      $13.70
Net investment loss 2                                    (0.07)      (0.08)      (0.12)      (0.14)      (0.09)
Net realized and unrealized
  gain (loss) on investments                              2.41       (1.34)       4.59        2.70       (4.51)
Total from
  investment operations                                   2.34       (1.42)       4.47        2.56       (4.60)
Less distributions
From net realized gain                                   (0.21)      (2.52)      (0.23)      (1.51)      (0.56)
Net asset value,
  end of period                                         $12.35       $8.41      $12.65      $13.70       $8.54
Total return 3 (%)                                       23.35      (14.14)      54.41       21.69      (35.04)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $209        $180        $267      $1,000        $684
Ratio of expenses to
  average net assets (%)                                  1.29        1.37        1.34        1.28        1.41
Ratio of net investment loss
  to average net assets (%)                              (0.57)      (1.02)      (1.17)      (0.88)      (0.85)
Portfolio turnover (%)                                      96         103         104         104 4        82

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97 1  10-31-98 1  10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.78      $11.72       $7.81      $11.64      $12.38
Net investment loss 2                                    (0.14)      (0.15)      (0.18)      (0.23)      (0.15)
Net realized and unrealized
  gain (loss) on investments                              2.29       (1.24)       4.24        2.48       (4.05)
Total from
  investment operations                                   2.15       (1.39)       4.06        2.25       (4.20)
Less distributions
From net realized gain                                   (0.21)      (2.52)      (0.23)      (1.51)      (0.56)

Net asset value,
  end of period                                         $11.72       $7.81      $11.64      $12.38       $7.62
Total return 3 (%)                                       22.44      (14.80)      53.31       20.79      (35.57)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $473        $362        $478        $949        $457
Ratio of expenses to
  average net assets (%)                                  2.02        2.08        2.03        2.03        2.16
Ratio of net investment loss
  to average net assets (%)                              (1.30)      (1.73)      (1.87)      (1.62)      (1.59)
Portfolio turnover (%)                                      96         103         104         104 4        82

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 5  10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.96       $7.81      $11.62      $12.36
Net investment loss 2                                    (0.03)      (0.19)      (0.22)      (0.15)
Net realized and unrealized
  gain (loss) on investments                             (1.12)       4.23        2.47       (4.04)
Total from
  investment operations                                  (1.15)       4.04        2.25       (4.19)
Less distributions
From net realized gain                                      --       (0.23)      (1.51)      (0.56)

Net asset value,
  end of period                                          $7.81      $11.62      $12.36       $7.61
Total return 3 (%)                                      (12.83) 6    53.05       20.83      (35.54)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7        $4         $33         $24
Ratio of expenses to
  average net assets (%)                                  2.12 8      2.09        2.02        2.16
Ratio of net investment loss
  to average net assets (%)                              (1.86) 8    (1.94)      (1.62)      (1.59)
Portfolio turnover (%)                                     103         104         104 4        82

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-00 5  10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.55      $13.75
Net investment loss 2                                    (0.07)      (0.03)
Net realized and unrealized
  gain (loss) on investments                              0.27       (4.54)
Total from
  investment operations                                   0.20       (4.57)
Less distributions
From net realized gain                                      --       (0.56)

Net asset value,
  end of period                                         $13.75       $8.62
Total return 3 (%)                                        1.48 6    (34.68)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $17         $63
Ratio of expenses to
  average net assets (%)                                  0.86 8      0.87
Ratio of net investment loss
  to average net assets (%)                              (0.47) 8    (0.31)
Portfolio turnover (%)                                     104 4        82

1 All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective 5-1-98.

2 Based on the average of the shares outstanding at the end of each month.

3 Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Portfolio turnover rate excludes merger activity.

5 Class C shares began operations on 6-1-98. Class I shares began operations on 12-7-99.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the year for which loans were outstanding amounted to $28,561,250, and the weighted average interest rate was 4.60%. Interest expense includes $14,388 paid under the line of credit. There was no outstanding borrowing under the line of credit on October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $137,349,410 collateralized by securities in the amount of $138,666,334.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $221,905,025 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend.

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $750,724 with regard to sales of Class A shares. Of this amount, $59,588 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $553,109 was paid as sales commissions to unrelated broker-dealers and $138,027 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $120,024 with regard to sales of Class C shares. Of this amount, $117,759 was paid as sales commissions to unrelated broker-dealers and $2,265 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $928,395 for Class B shares and $16,046 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays monthly transfer agent fees based on the number of shareholder accounts plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                        YEAR ENDED 10-31-00            YEAR ENDED 10-31-01
                                  SHARES             AMOUNT        SHARES           AMOUNT
CLASS A SHARES
Sold                          91,863,488     $1,410,281,655    41,254,008     $416,015,007
Issued in reorganization --
Note E                        26,966,047        373,954,348            --               --
Distributions reinvested       2,268,848         27,677,181     2,329,059       31,190,232
Repurchased                  (69,169,263)    (1,057,175,885)  (36,493,060)    (366,278,652)
Net increase                  51,929,120       $754,737,299     7,090,007      $80,926,587

CLASS B SHARES
Sold                          21,852,179       $308,707,360     9,642,828      $91,975,618
Issued in reorganization --
Note E                        30,814,945        388,850,706            --               --
Distributions reinvested       4,146,928         46,072,985     2,560,825       30,857,290
Repurchased                  (21,280,384)      (289,797,788)  (28,879,336)    (258,333,753)
Net increase (decrease)       35,533,668       $453,833,263   (16,675,683)   ($135,500,845)

CLASS C SHARES
Sold                           5,004,317        $70,375,734     1,635,638      $15,630,080
Issued in reorganization --
Note E                             7,213             90,874            --               --
Distributions reinvested          33,026            366,480        72,447          871,538
Repurchased                   (2,721,008)       (38,224,105)   (1,231,007)     (11,254,329)
Net increase                   2,323,548        $32,608,983       477,078       $5,247,289

CLASS I SHARES1
Sold                             812,790        $13,266,371     7,816,904      $83,851,016
Issued in reorganization --
Note E                         1,184,187         16,420,653            --               --
Distributions reinvested              --                 --        53,021          712,596
Repurchased                     (736,412)       (11,307,149)   (1,794,886)     (18,276,479)
Net increase                   1,260,565        $18,379,875     6,075,039      $66,287,133

NET INCREASE (DECREASE)       91,046,901     $1,259,559,420    (3,033,559)     $16,960,164

1 Class I shares began operations on 12-7-99.




NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $1,223,239,030 and $1,238,844,702, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $1,302,761,123. Gross unrealized appreciation and depreciation of investments aggregated $177,201,519 and $240,685,923, respectively, resulting in net unrealized depreciation of $63,484,404.

NOTE E
Reorganization

On December 6, 1999, the shareholders of John Hancock Special Equities Fund ("Special Equities Fund") approved a plan of reorganization between Special Equities Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the Special Equities Fund to the Fund in exchange solely for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 26,966,047 Class A shares, 30,814,945 Class B shares, 7,213 Class C shares and 1,184,187 Class I shares of the Fund for the net assets of Special Equities Fund, which amounted to $373,954,348, $388,850,706, $90,874 and $16,420,653 for Class A, Class
B, Class C and Class Y shares, respectively, including $232,263,428 of unrealized appreciation, after the close of business on December 10, 1999.

NOTE F
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended October 31, 2001 is set forth below.


                                 BEGINNING      ENDING
                                     SHARE       SHARE       REALIZED    DIVIDEND     ENDING
AFFILIATE                           AMOUNT      AMOUNT     GAIN (LOSS)     INCOME      VALUE
Hydril Co.1
  bought: 109,400 shares
  at $2,811,541
  sold: 68,100 shares
  at $1,734,049                    545,600     586,900       $197,401          --         --

Interpore International, Inc.
  bought: none sold: 1,100,000
  shares at $9,726,394           1,100,000          --     (5,193,001)         --         --

Nu Horizons Electronics Corp.
  bought: none sold: 760,200
  shares at $13,921,716            760,200          --     (6,361,457)         --         --

Physiometrix, Inc.
  bought: none sold: 522,400
  shares at $13,918,363            522,400          --     (9,858,470)         --         --

ScanSource, Inc.1
  bought: none sold: 118,300
  shares at $5,099,166             358,800     240,500        951,038          --         --

Total                                                    ($20,264,489)         --         --

1 As of 10-31-01, no longer an affiliated issuer.




NOTE G
Reclassification of accounts

During the year ended October 31, 2001, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $20,765, a decrease in accumulated net investment loss of $17,737,233 and a decrease in capital paid-in of $17,757,998. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Small Cap Growth Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Small Cap Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Small Cap Growth Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

                                                  /S/ ERNST & YOUNG LLP

Boston, Massachusetts
December 10, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund has designated distributions to shareholders of $86,520,045 as a capital gain dividend.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for the calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5012

HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Small Cap Growth Fund.

6000A  10/01
       12/01






John Hancock
Focused
Relative Value
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primarily
in stocks of compa-
nies believed to be
undervalued. The
Fund uses a focused
investment strat-
egy and will
concentrate its
investments in
20 to 35 U.S. and
foreign companies.

Over the last twelve months

* The economy ground to a halt and the stock market continued its downward spiral.

* The Fund was launched on November 1, 2000.

* The Fund was aggressively positioned for a rebound and was hurt by its large stakes in technology and telecommunications.

[Bar chart with heading "John Hancock Focused Relative Value Fund." Under the heading is a note that reads "Fund performance from inception on November 1, 2000 to October 31, 2001." The chart is scaled in increments of 5% with -30% at the bottom and 10% at the top. The first bar represents the -28.30% total return for Class A. The second bar represents the -28.80% total return for Class B. The third bar represents the -28.80% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

 9.9%   Pegasus Communications
 8.1%   Agere Systems, Inc. (Class A)
 6.8%   Parametric Technology
 5.6%   i-STAT
 5.5%   Hain Celestial Group
 5.1%   Hughes Electronics
 4.7%   Chesapeake Energy
 4.5%   Finisar
 4.4%   Cumulus Media, Inc. (Class A)
 3.9%   Alpharma, Inc. (Class A)

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY JAMES S. YU, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND ROGER C. HAMILTON, PORTFOLIO MANAGER

John Hancock
Focused Relative Value Fund

James S. Yu recently assumed the role of portfolio management team leader. Mr. Yu has been a member of the team since joining John Hancock in 2000. Previously, he worked as an analyst at Gabelli & Company and Merrill Lynch Asset Management.

A slowing economy and weak corporate earnings drove the Standard & Poor's 500 Index to a disappointing -24.89% return for the year ended October 31, 2001. Early in the new year, investors were optimistic that the Federal Reserve's aggressive program to lower interest rates would soon stimulate economic growth. By mid-summer, however, an imminent turnaround still seemed unlikely. Stock prices tumbled sharply, and their fall was accelerated by the tragic events of September 11, which pushed the economy closer to recession. By late fall, consumer spending was down, unemployment was up and third quarter earnings reports were coming in far below projections. Investors' preference for stocks with reasonable valuations and healthy balance sheets intensified. In this environment, small-cap stocks with reasonable valuations held up better than higher-priced large-cap names. Value stocks fared well, as investors favored safe-haven sectors like financials and utilities. By contrast, growth stocks, especially technology and telecommunications names, continued their sharp decline.

"Stock prices tumbled
 sharply, and their fall
 was accelerated by the
 tragic events of
 September 11, which
 pushed the economy
 closer to recession."

FUND STRATEGY

John Hancock Focused Relative Value Fund, launched November 1, 2000, reflects our best investment ideas in the small-, mid- and large-cap areas. We take a relative value approach to stock selection, buying great businesses whose stock prices look cheap compared with their intrinsic value, competitors' valuations or historical measures. We also look for catalysts -- such as a restructuring, new product or new management -- that have the potential to boost the company's earnings and unlock the stock's full potential. This approach gives us the flexibility to invest in both classic value stocks, as well as more traditional growth stocks that meet our stock selection criteria. The Fund, which can have more than 5% of its assets in a single stock, typically has stakes in 20 to 35 U.S. and foreign companies. This approach gives it greater upside potential than a more diversified fund, but also more downside risk.

[A photo of Team leader James Yu flush right next to first paragraph.]

PERFORMANCE REVIEW

The Fund's Class A, Class B and Class C shares returned -28.30%, -28.80%, and -28.80%, respectively, at net asset value, from inception on November 1, 2000, through October 31, 2001. These returns were in line with the average multi-cap value fund, which returned -28.65% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

"During the past year, the
 Fund was aggressively
 positioned for an eco
 nomic recovery, with
 heavy investments in
 technology and
 communications services."

FOCUS ON TECHNOLOGY

During the past year, the Fund was aggressively positioned for an economic recovery, with heavy investments in technology and communications services. Even in this difficult environment, several of our investments in technology produced stellar results nonetheless. These included Electronics for Imaging, a company that sells software to enhance the speed of copiers and printers, and Computer Associates International, which makes software to run mainframe computers. Microsoft also rallied as anti-trust proceedings moved toward a more favorable resolution. We subsequently took profits. Other strong gainers included ProQuest (formerly Bell & Howell), which sold some of its non-core businesses to focus on its high-margin information services systems, and NOVA, a transaction processor, that was acquired by U.S. Bancorp. Unfortunately, some of our other tech investments posted dismal returns. Lucent Technologies, which makes telecom equipment, tumbled amid weak end-market demand and restructuring concerns. Agere Systems, a Lucent spin-off that makes communications semiconductors and optical equipment, and Parametric Technology, which makes collaborative design software, were also hard hit by the weak economy. We held on, believing these companies will be among the first to come back once spending rebounds.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Media 19%, the second is Electronics 18%, the third Telecommunications 16%, the fourth Computers 15%, and the fifth Medical 12%.]

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into one section (from top to left): Common stocks 100%.]

DECLINE IN COMMUNICATION SERVICES

Some of our biggest disappointments came from the communications services area where weak demand hurt stock performance. We held on to names like Pinnacle Holdings, a wireless tower operator, and Finisar, a fiber-optic equipment company, which we believe have been over-penalized by investors. However, we sold stocks that seemed to have longer-term issues threatening their prospects. Two of our largest investments, Pegasus Communications and Hughes Electronics, posted steep losses as sales slowed for their direct satellite television services.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Pegasus Communications followed by a down arrow with the phrase "Concerns about debt levels and new strategy." The second listing is i-STAT followed by a down arrow with the phrase "Short-term financing concerns." The third listing is Electronics for Imaging followed by an up arrow with the phrase "Strong market-share gains."]

WINNERS AND LOSERS

Restructuring efforts paid off handsomely for many companies. Covance, a pharmaceutical contract research organization, and Pittston Brink's Group, a security company, both benefited greatly from selling off non-core businesses and paying down debt. Companies with more predictable earnings growth also did well, including Chesapeake Energy, an oil and gas company with contracts locking in high energy prices. USA Networks, a media company known for cable networks like Home Shopping Network, was another winner, thanks to its management expertise, timely asset sales and lower-than-average dependence on advertising revenues. However, some of our largest investments, including Hain Celestial Group, a health-food company, and i-STAT, a medical device company, tumbled sharply on short-term concerns.

"Once the economy
 improves, we expect to see
 a dramatic turnaround in
 corporate earnings."

OPTIMISTIC OUTLOOK

We remain optimistic about the future. The events of September 11 caused the economy to take a steeper-than-expected downturn. We believe this increases the likelihood of a quick recovery as early as the second quarter of 2002. In addition, the Fed remains vigilant about lowering interest rates, and Congress plans to enact fiscal measures to re-ignite economic growth. Once the economy improves, we expect to see a dramatic turnaround in corporate earnings.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an unman
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C       Index
Inception date                11-1-00      11-1-00      11-1-00          --

Average annual returns with maximum sales charge (POP)
Since inception1              -31.91%      -32.36%      -30.21%     -24.89%

Cumulative total returns with maximum sales charge (POP)
Since inception               -31.91%      -32.36%      -30.21%     -24.89%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $7,511 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Relative Value Fund, before sales charge, and is equal to $7,170 as of October 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Focused Relative Value Fund, after sales charge, and is equal to $6,809 as of October 31, 2001.

                                    Class B      Class C
Inception date                      11-1-00      11-1-00
Without sales charge                 $7,120       $7,120
With maximum sales charge            $6,764       $6,978
Index                                $7,511       $7,511

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES                               ISSUER                                                           VALUE
COMMON STOCKS 99.99%                                                                            $26,966,788
(Cost $37,052,623)

Computers 14.84%                                                                                 $4,001,910
 30,000                              Aspen Technology, Inc.*                                        397,500
 40,000                              Cisco Systems, Inc.*                                           676,800
261,000                              Parametric Technology Corp.*                                 1,829,610
 75,000                              S1 Corp.*                                                      780,000
100,000                              UNOVA, Inc. *                                                  318,000

Electronics 17.89%                                                                                4,825,508
474,430                              Agere Systems, Inc. (Class A)*                               2,182,378
 21,100                              Alpha Industries, Inc.*                                        491,208
 78,150                              Conexant Systems, Inc.*                                        793,222
 30,000                              Three-Five Systems, Inc.*                                      465,300
155,000                              Viasystems Group, Inc.*                                        199,950
 45,000                              Vicor Corp.*                                                   693,450

Fiber Optics 4.49%                                                                                1,212,100
155,000                              Finisar Corp.*                                               1,212,100

Food 7.73%                                                                                        2,083,875
100,000                              Galaxy Nutritional Foods, Inc.*                                596,000
 75,450                              Hain Celestial Group, Inc.*                                  1,487,875

Media 19.41%                                                                                      5,233,995
177,000                              Cumulus Media, Inc. (Class A)*                               1,178,820
 60,000                              Liberty Media Corp. (Class A)*                                 701,400
270,250                              Pegasus Communications Corp.*                                2,675,475
 95,000                              XM Satellite Radio Holdings, Inc. (Class A)*                   678,300

Medical 11.91%                                                                                   $3,211,100
 38,000                              Alpharma, Inc. (Class A)                                     1,052,600
243,000                              i-STAT Corp.*                                                1,518,750
 75,000                              NBTY, Inc.*                                                    639,750

Oil & Gas 5.90%                                                                                   1,590,250
175,000                              Chesapeake Energy Corp.*                                     1,268,750
 25,000                              Pride International, Inc.*                                     321,500

Real Estate Investment Trust 2.00%                                                                  540,000
900,000                              Pinnacle Holdings, Inc.*                                       540,000

Telecommunications 15.82%                                                                         4,268,050
 47,600                              CTC Communications Group, Inc.*                                261,800
 99,000                              Hughes Electronics*                                          1,361,250
100,000                              Lucent Technologies, Inc.*                                     670,000
120,000                              Nextel Communications, Inc. (Class A)*                         954,000
 60,000                              Nextel Partners, Inc. (Class A)*                               321,000
 35,000                              Sprint Corp.                                                   700,000

                                                                  INTEREST    PAR VALUE
ISSUER, DESCRIPTION                                               RATE        (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 8.01%                                                                     $2,160,068
(Cost $2,160,068)

Joint Repurchase Agreement 1.73%
Investment in a joint repurchase agreement transaction with
  Barclays Capital, Inc.. -- Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond, 6.375% due 08-15-27
  and U.S. Treasury Note, 3.625% due 01-15-08)                    2.58%            $467             467,000

                                                                              SHARES

Cash Equivalents 6.28%
Navigator Securities Lending Prime Portfolio**                                1,693,068           1,693,068

TOTAL INVESTMENTS 108.00%                                                                       $29,126,856

OTHER ASSETS AND LIABILITIES, NET (8.00%)                                                       ($2,157,155)

TOTAL NET ASSETS 100.00%                                                                        $26,969,701

 * Non-income producing security.

** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $39,212,691)        $29,126,856
Cash                                                   494
Receivable for shares sold                         122,011
Dividends and interest receivable                       33
Other assets                                           197

Total assets                                    29,249,591

LIABILITIES
Payable for investments purchased                  521,250
Payable for securities on loan                   1,693,068
Payable to affiliates                                7,241
Other payables and accrued expenses                 58,331

Total liabilities                                2,279,890

NET ASSETS
Capital paid-in                                 37,106,325
Accumulated net realized loss on investments       (50,789)
Net unrealized depreciation of investments     (10,085,835)

Net assets                                     $26,969,701

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($11,990,931 [DIV] 1,673,045 shares)         $7.17
Class B ($11,427,539 [DIV] 1,605,203 shares)         $7.12
Class C ($3,551,231 [DIV] 498,839 shares)            $7.12

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.17 [DIV] 95%)                          $7.55
Class C ($7.12 [DIV] 99%)                            $7.19

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Securities lending income                          $30,150
Dividends                                           28,315
Interest                                            17,466

Total investment income                             75,931

EXPENSES
Investment management fee                          160,194
Class A distribution and service fee                24,311
Class B distribution and service fee                78,290
Class C distribution and service fee                29,136
Registration and filing fee                        106,978
Transfer agent fee                                  63,970
Custodian fee                                       36,925
Auditing fee                                        20,000
Printing                                            12,918
Accounting and legal services fee                    3,836
Interest expense                                     1,428
Miscellaneous                                        1,278
Legal fee                                              373
Trustees' fee                                          368

Total expenses                                     540,005
Less expense reductions                           (182,112)

Net expenses                                       357,893

Net investment loss                               (281,962)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain from investments                 178,937
Change in net unrealized depreciation
  on investments                               (10,085,835)

Net realized and unrealized loss                (9,906,898)

Decrease in net assets from operations        ($10,188,860)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the incep-
tion of the Fund.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                                                       YEAR
                                                                      ENDED
                                                                   10-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss                                               ($281,962)
Net realized gain                                                   178,937
Change in net unrealized depreciation                           (10,085,835)

Decrease in net assets resulting from operations                (10,188,860)

From fund share transactions                                     37,158,561

NET ASSETS

End of period                                                   $26,969,701

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed during the period.

PERIOD ENDED                                             10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $10.00
Net investment loss 2                                       (0.10)
Net realized and unrealized loss on investments             (2.73)
Total from investment operations                            (2.83)
Net asset value, end of period                              $7.17
Total return 3,4 (%)                                       (28.30) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $12
Ratio of expenses to average net assets (%)                  1.50 6
Ratio of adjusted expenses to average net assets 7 (%)       2.47 6
Ratio of net investment loss to average net assets (%)      (1.09) 6
Portfolio turnover (%)                                         97

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                             10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $10.00
Net investment loss 2                                       (0.17)
Net realized and unrealized loss on investments             (2.71)
Total from investment operations                            (2.88)
Net asset value, end of period                              $7.12
Total return 3,4 (%)                                       (28.80) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $11
Ratio of expenses to average net assets (%)                  2.20 6
Ratio of adjusted expenses to average net assets 7 (%)       3.17 6
Ratio of net investment loss to average net assets (%)      (1.80) 6
Portfolio turnover (%)                                         97

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES
PERIOD ENDED                                             10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $10.00
Net investment loss 2                                       (0.17)
Net realized and unrealized loss on investments             (2.71)
Total from investment operations                            (2.88)
Net asset value, end of period                              $7.12
Total return 3,4 (%)                                       (28.80) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $4
Ratio of expenses to average net assets (%)                  2.20 6
Ratio of adjusted expenses to average net assets 7 (%)       3.17 6
Ratio of net investment loss to average net assets (%)      (1.78) 6
Portfolio turnover (%)                                         97

1 Class A, Class B and Class C shares began operations on 11-1-00.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Focused Relative Value Fund (the "Fund") is a non-diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation by investing in stocks of companies believed to be undervalued.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,277,333, and the weighted average interest rate was 4.18%. Interest expense includes $877 paid under the line of credit. There was no outstanding borrowing under the line of credit on October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $1,593,346 collateralized by cash in the amount of $1,693,068. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee
and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.85% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.20% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the Funds expenses amounted to $182,112 for the year ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $250,750 with regard to sales of Class A shares. Of this amount, $22,176 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $202,247 was paid as sales commissions to unrelated broker-dealers and $26,327 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $45,736 with regard to sales of Class C shares. Of this amount, $43,289 was paid as sales commissions to unrelated broker-dealers and $2,447 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $12,077 for Class B shares and $5,942 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 100,000 shares of beneficial interest of the Fund on October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 10-31-01
                            SHARES            AMOUNT
----------------------------------------------------

CLASS A SHARES 1
Sold                     2,324,401       $22,473,516
Repurchased               (651,356)       (6,153,726)
Net increase             1,673,045       $16,319,790

CLASS B SHARES 1
Sold                     2,012,818       $19,481,129
Repurchased               (407,615)       (3,654,761)
Net increase             1,605,203       $15,826,368

CLASS C SHARES 1
Sold                       567,586        $5,634,824
Repurchased                (68,747)         (622,421)
Net increase               498,839        $5,012,403

NET INCREASE             3,777,087       $37,158,561

1 Class A, Class B and Class C shares commenced operations on 11-1-00.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $54,953,621 and $18,079,936, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $39,263,479. Gross unrealized appreciation and depreciation of investments aggregated $409,497 and $10,546,120, respectively, resulting in net unrealized depreciation of $10,136,623.

NOTE E
Reclassification of
accounts

During the year ended October 31, 2001, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $229,726, a decrease in accumulated net investment loss of $281,962 and a decrease in capital paid-in of $52,236. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Indepnedent
Auditors

To the Board of Trustees and Shareholders of John Hancock Focused Relative Value Fund of John Hancock Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Focused Relative Value Fund (a series of John Hancock Series Trust) (the "Fund"), at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 1, 2000 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended October 31, 2001.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the tax character of all distributions for calendar year 2001.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Focused Relative Value Fund.

6100A  10/01
       12/01






John Hancock
Technology
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 33


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term
growth of
capital by
investing
primarily in
stocks of U.S.
and foreign
technology
companies.

Over the last twelve months

* Tech stocks plummeted in response to a weak economy and disappointing earnings.

* The fastest-growing, highest-valuation tech companies were hardest hit in investors' flight to safety.

* The Fund's second-half bullish positioning hurt relative performance.

[Bar chart with heading "John Hancock Technology Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 10% with -70% at the bottom and 0% at the top. The first bar represents the -64.35% total return for Class A. The second bar represents the -64.60% total return for Class B. The third bar represents the -64.60% total return for Class
C. The fourth bar represents the -39.14%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception March 1, 2001 through October 31, 2001."]

Top 10 holdings

 4.6%   AOL Time Warner
 3.7%   Cypress Semiconductor
 3.6%   QUALCOMM
 3.5%   KLA-Tencor
 3.3%   Integrated Device Technology
 3.3%   Micron Technology
 3.2%   Dell Computer
 2.9%   Cisco Systems
 2.7%   Cadence Design Systems
 2.6%   Flextronics International

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY BARRY J. GORDON, MARC H. KLEE, CFA, AND ALAN J. LOEWENSTEIN, CFA, PORTFOLIO MANAGERS

John Hancock
Technology Fund

There's no way to sugarcoat the extremely disappointing performance of technology stocks during the year ended October 31, 2001, as the bear market in tech stocks extended into its 19th month. After reaching its all-time high of 5,048.62 in mid-March 2000, the tech-dominated Nasdaq Composite Index plunged about 67% to close at 1,690.00 on October 31, 2001.

"The driving force behind
 the sell-off in tech stocks
 was mounting worry
 over earnings."

EARNINGS SHORTFALLS ARE SECTOR'S DOWNFALL

The driving force behind the sell-off in tech stocks was mounting worry over earnings. Already troubled by over-capacity and anemic demand last year, tech stocks tumbled as a weak economy ate away at tech-company earnings. The Standard & Poor's technology sector's earnings dropped 40% in the first quarter of 2001, compared with the same quarter the previous year, followed by a second quarter year-over-year decline of 64%. After digesting all this negative earnings news, tech stocks briefly rebounded in response to growing optimism that various economic stimuli -- including interest-rate cuts and tax refunds -- would help the economy recover.

But the third quarter proved even tougher for tech stocks. Business, which actually appeared as if it had already bottomed in August, came to a complete standstill after the tragic events of September 11. Many companies put their technology spending on hold, causing tech companies -- which typically book 40% to 60% of their revenues during the third month of the quarter -- to post earnings that appear to have declined more than 70% compared with the same quarter a year earlier.

Fortunately, the sector's prospects improved a bit in the final weeks or so of the period. Bargain-hunting investors returned to technology stocks after a handful of the sector's most influential companies confirmed that they were on track to meet earnings forecasts made in August, while other companies noted that they were at or near the cycle's bottom.

[Photos of Barry Gordon, Marc Klee, and Alan Loewenstein flush right next to first paragraph.]

FUND PERFORMANCE EXPLAINED

For the 12-month period ended October 31, 2001, John Hancock Technology Fund's Class A, Class B and Class C shares posted total returns of -64.35%, -64.60% and -64.60%, respectively, at net asset value, compared with the -61.10% return of the average science and technology fund, according to Lipper, Inc.1 Class I shares returned -39.14% from inception on March 1, 2001 through October 31, 2001. Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"High-growth, high-
 multiple tech stock
 holdings fared
 particularly poorly..."

Throughout much of the past six months, we maintained a bullish posture -- with heavy weightings in economically sensitive software and semiconductor stocks -- because we believed the economy was poised for recovery and that tech stocks would rally in anticipation of a healthier economy. That posture was rewarded in the summer when technology stocks rallied a bit. Unfortunately, the unforeseen events of September 11 doused any hopes that the economy would improve by year's end.

HIGHEST-GROWTH COMPANIES FALL FURTHEST

High-growth, high-multiple tech stock holdings fared particularly poorly as investors shifted to safer havens in the midst of the economic and global market malaise. Quality software companies such as BEA Systems, i2 Technologies, Mercury Interactive and Rational Software suffered large stock price declines when hopes of an economic recovery diminished, back-to-school sales failed to materialize and hopes for a strong holiday shopping season dimmed. Storage companies such as EMC and Network Appliance also sold off as business demand plummeted. Semiconductor and semiconductor capital equipment stocks -- which accounted for about 30% of the Fund's investments -- held up better than other areas until September 11. But after the terrorist attacks, the combination of waning consumer confidence and a delayed economic recovery caused a broad sell-off in chip makers and equipment companies including Intel, Micron Technology, Integrated Device Technology and Cypress Semiconductor. Economic weakness and the negative effect it had on both consumer and business spending put pressure on computer companies, an area we generally avoided other than our holdings in Dell Computer.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Electronics-semiconductor components 30%, the second is Computer-software 14%, the third Telecom-equipment 7%, the fourth
Computer-memory devices 7% and the fifth Fiber optics 5%.]

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into three sections (from top to left): Common stocks 94%, Preferred stocks 1%, and Short-term investments & other 5%.]

A handful of holdings were able to buck the inhospitable market environment. KLA-Tencor posted strong gains thanks to increased awareness of the importance of its products for the next generation of semiconductor technologies. Blue chip stalwart Microsoft also ended the period with positive returns.

OUTLOOK

More earnings disappointments and continued stock price volatility are undoubtedly in store during the final months of 2001 in response to a shaky economy and reduced spending by consumers and business alike. Our strategy will be to take advantage of market weakness to add to our existing stakes in the strongest companies in the tech sector.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is KLA-Tencor followed by an up arrow with the phrase "Increased recognition of company's products." The second listing is Mercury Interactive followed by a down arrow with the phrase "Customers postpone new software implementation." The third listing is Micron Technology followed by a down arrow with the phrase "PC sales slump."]

Beyond the end of this year, however, we expect that the economy will stage a quick and sharp recovery in the first half of 2002 and that tech stocks will enjoy a strong comeback. Certainly, the building blocks are in place. Interest rates are at their lowest levels in nearly 40 years, the dollar is getting weaker and oil prices continue to drop. We look forward to better tech company earnings next year, although stock price volatility will continue as news about the campaign against terrorism continues to influence the markets.

"Our strategy will be to take
 advantage of market weak
 ness to add to our existing
 stakes in the strongest com
 panies in the tech sector."

It bears remembering that stock prices typically anticipate an economic rebound, rising six to nine months before economic conditions improve. And history strongly suggests that tech stocks rise in the early part of a market upswing. Tech companies' efforts to reduce costs also are almost certain to result in improving profit margins. Along with improved business fundamentals, many tech stocks should benefit from easier year-over-year earnings comparisons in 2002. And with tech stocks at such low valuations, we expect to see an increase in company stock buybacks, merger and acquisition activity and improved interest from institutional investors, all of which should help bolster stock prices.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                              Class A     Class B      Class C      Class I 1      Index
Inception date                1-13-83      1-3-94       3-1-99       3-1-01           --

Average annual returns with maximum sales charge (POP)
One year                      -66.13%     -66.33%      -65.28%           --      -24.89%
Five years                      2.77%       2.77%           --           --       10.04%
Ten years                      10.89%          --           --           --       12.75%
Since inception                    --       8.92%      -14.99%      -39.14% 2         --

Cumulative total returns with maximum sales charge (POP)
One year                      -66.13%      -66.33%     -65.28%           --      -24.89%
Five years                     14.64%       14.65%          --           --       61.38%
Ten years                     181.21%          --           --           --      232.12%
Since inception                   --        95.09%     -35.16%      -39.14%           --


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $33,212 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund, before sales charge, and is equal to $29,601 as of October 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Technology Fund, after sales charge, and is equal to $28,121 as of October 31, 2001.

                                    Class B 1    Class C 1    Class I 2
Inception date                       1-3-94       3-1-99       3-1-01
Without sales charge                $19,509       $6,550       $6,086
With maximum sales charge                --       $6,484           --
Index                               $26,224       $8,843       $8,621

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into five main categories: common stocks, preferred stocks, warrants and rights, bonds and short-term investments. The stocks and bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.


SHARES      ISSUER                                                                                        VALUE
COMMON STOCKS 94.02%                                                                                 $709,094,341
(Cost $1,209,988,972)

Aerospace / Aircraft Equipment  0.89%                                                                  $6,736,250
  125,000   United Technologies Corp.                                                                   6,736,250

Computer -- Graphics  2.66%                                                                            20,083,000
  950,000   Cadence Design Systems, Inc.*                                                              20,083,000

Computer -- Internet Security  3.98%                                                                   29,998,020
1,000,000   Diversinet Corp.* (Canada)                                                                  1,270,000
  790,600   Networks Associates, Inc.*                                                                 15,179,520
  350,000   VeriSign, Inc.*                                                                            13,548,500

Computer -- Internet Services  2.70%                                                                   20,353,545
  700,000   Amazon.com, Inc.*                                                                           4,886,000
  650,000   EarthLink, Inc.*                                                                            9,522,500
1,020,000   Exodus Communications, Inc.*                                                                  173,400
   14,369   First Internet Bank of Indiana (r)                                                            502,915
1,100,000   Infospace.com, Inc.*                                                                        1,738,000
  570,600   Inktomi Corp.*                                                                              2,425,050
  737,120   ScreamingMedia, Inc.*                                                                       1,105,680

Computer -- Local Networks  4.13%                                                                      31,153,800
1,300,000   Cisco Systems, Inc.*                                                                       21,996,000
  900,000   Lucent Technologies, Inc.                                                                   6,030,000
  780,000   Redback Networks, Inc.*                                                                     3,127,800

Computer -- Memory Devices  6.64%                                                                      50,102,080
  800,000   EMC Corp.*                                                                                  9,856,000
  440,000   Emulex Corp.*                                                                              10,419,200
  300,000   Network Appliance, Inc.*                                                                    3,990,000
  450,031   VERITAS Software Corp.*                                                                    12,771,880
3,900,000   Western Digital Corp.*                                                                     13,065,000

Computer -- Micro/Macro  3.99%                                                                         30,070,000
1,000,000   Dell Computer Corp.*                                                                       23,980,000
  600,000   Sun Microsystems, Inc.*                                                                     6,090,000

Computer -- Services  2.54%                                                                            19,125,000
  200,000   Electronic Data Systems Corp.                                                              12,874,000
  700,000   Unisys Corp.*                                                                               6,251,000

Computer -- Software  14.29%                                                                          107,760,784
  900,000   BEA Systems, Inc.*                                                                         10,926,000
  800,000   Citrix Systems, Inc.*                                                                      18,720,000
1,000,000   Commercialware, Inc. (r)                                                                    1,000,000
  800,000   i2 Technologies, Inc.*                                                                      3,648,000
  700,000   Mercury Interactive Corp.*                                                                 16,674,000
  150,000   Microsoft Corp.*                                                                            8,722,500
   40,250   Oracle Corp.*                                                                                 545,790
1,950,000   Parametric Technology Corp.*                                                               13,669,500
1,000,000   Rational Software Corp.*                                                                   13,120,000
  425,000   SeeBeyond Technology Corp.*                                                                 2,074,000
  375,000   Siebel Systems, Inc.*                                                                       6,123,750
    2,458   SuSE Linux AG (Germany) (r)                                                                   117,080
  350,000   TIBCO Software, Inc.*                                                                       2,954,000
  263,268   Verisity Ltd.* (Israel)                                                                     2,975,164
  700,000   Viant Corp.*                                                                                  875,000
1,200,000   Vignette Corp.*                                                                             5,616,000

Electronics -- Components Misc.  5.09%                                                                 38,350,000
1,000,000   Flextronics International Ltd.* (Singapore)                                                19,900,000
1,500,000   Solectron Corp.*                                                                           18,450,000

Electronics -- Semiconductor Components  30.12%                                                       227,184,000
  285,000   Altera Corp.* #                                                                             5,757,000
  800,000   Amkor Technology, Inc.*                                                                     9,960,000
  510,000   Analog Devices, Inc.*                                                                      19,380,000
  580,000   Applied Materials, Inc.*                                                                   19,783,800
  500,000   Applied Micro Circuits Corp.*                                                               5,515,000
  600,000   ASML Holding N.V.* (Netherlands)                                                            8,628,000
1,000,000   Atmel Corp.*                                                                                7,950,000
1,400,000   Cypress Semiconductor Corp.*                                                               27,650,000
  900,000   Integrated Device Technology, Inc.*                                                        25,065,000
  300,000   Intel Corp.                                                                                 7,326,000
  645,000   KLA-Tencor Corp.* #                                                                        26,354,700
1,100,000   Micron Technology, Inc.                                                                    25,036,000
  650,000   MKS Instruments, Inc.*                                                                     14,027,000
1,050,000   Taiwan Semiconductor Manufacturing Co. Ltd.*,
            American Depositary Receipt (ADR) (Taiwan)                                                 13,555,500
  400,000   Texas Instruments, Inc.                                                                    11,196,000

Fiber Optics  5.29%                                                                                    39,917,412
1,232,874   Aeroflex, Inc.*                                                                            18,086,262
  500,000   CIENA Corp.*                                                                                8,130,000
1,420,000   Finisar Corp.*                                                                             11,104,400
  325,000   JDS Uniphase Corp.*                                                                         2,596,750

Media -- Cable TV  4.55%                                                                               34,331,000
1,100,000   AOL Time Warner, Inc.*                                                                     34,331,000

Medical -- Devices  0.00%                                                                                      50
  491,800   SerOptix.* (r)                                                                                     50

Telecom -- Equipment  6.81%                                                                            51,367,400
1,500,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)                                      6,405,000
  300,000   Globecomm Systems, Inc.*                                                                    1,308,000
  160,000   Newpoint Technologies, Inc.* (r)                                                              230,400
  800,000   Nokia Corp. (ADR) (Finland)                                                                16,408,000
  550,000   QUALCOMM, Inc.* #                                                                          27,016,000

Telecom -- Services  0.34%                                                                              2,562,000
1,200,000   Global Crossing Ltd.* (Bermuda)                                                             1,356,000
1,000,000   Metromedia Fiber Network, Inc. (Class A)*                                                     720,000
  675,000   Primus Telecommunications Group, Inc. *                                                       486,000

PREFERRED STOCKS  1.01%                                                                                $7,619,899
(Cost $18,868,887)

Computer -- Services  0.05%                                                                               398,566
  294,118   Gomez Advisors, Inc., Ser C, Conv* (r)                                                         50,882
   64,337   Gomez Advisors, Inc., Ser D, Conv* (r)                                                        111,560
   68,528   Gomez Advisors, Inc., Ser E, Conv* (r)                                                         11,855
2,178,361   Micro-ASI, Inc., Ser A* (r)                                                                   174,269
  500,000   Micro-ASI, Inc., Ser B* (r)                                                                    50,000

Computer -- Software  0.04%                                                                               300,000
  681,817   BuildNet, Inc., Ser C, Conv* (r)                                                              300,000

Electronics  0.27%                                                                                      2,000,002
  431,035   Silicon Genesis Corp., Ser C, Conv* (r)                                                     2,000,002

Electronics -- Semiconductor Components  0.21%                                                          1,546,053
  657,895   Silicon Motion, Inc., Ser E* (r)                                                            1,546,053

Medical -- Devices  0.15%                                                                               1,166,667
  500,000   SerOptix, Ser A* (r)                                                                          500,000
  500,000   SerOptix, Ser B, Conv* (r)                                                                    666,667

Telecom -- Cellular  0.20%                                                                              1,508,611
1,000,000   Transcept, Inc., Ser C, Conv* (r)                                                             500,000
2,017,222   Transcept, Inc., Ser D, Conv* (r)                                                           1,008,611

Telecom -- Services  0.09%                                                                                700,000
  100,000   Convergent Networks, Inc., Ser D, Conv* (r)                                                   700,000

WARRANTS AND RIGHTS  0.00%                                                                                     $0
(Cost $0)                                                                                                       0
  950,000   Seagate Technology, Inc.*, Rights                                                                   0
2,000,000   Transcept, Inc.*, Warrants                                                                          0


                                                             INTEREST      CREDIT         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                               RATE      RATING**   (000s OMITTED)        VALUE
BONDS  0.11%                                                                                             $813,760
(Cost $1,599,976)

Computer -- Services  0.07%                                                                               500,000
Candescent Technologies Corp.,
  Conv Sr Sub Deb 05-01-03 (R)                                  8.00%      N/R              $1,250        500,000

Transport -- Air Freight  0.04%                                                                           313,760
Piedmont Aviation, Inc.,
  Equip Tr Cert 1988 Ser F 03-28-09                            10.35       B+                  500        313,760

SHORT-TERM INVESTMENTS 5.11%                                                                          $38,520,084
(Cost $38,520,084)

Computer -- Services 0.01%                                                                                 56,084
Gomez Advisors, Inc.,
  Sr Sec Note 03-31-02 (r)                                     10.00       N/R                  34         33,651
  Sr Sec Note 03-31-02 (r)                                     10.00       N/R                  22         22,433

Joint Repurchase Agreement 5.10%
Investment in a joint repurchase agreement transaction with
  Barclays Capital, Inc. - Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond, 6.375% due 08-15-27
  and U.S. Treasury Note, 3.625% due 01-15-08)                  2.58                        38,464     38,464,000

TOTAL INVESTMENTS 100.25%                                                                            $756,048,084

OTHER ASSETS AND LIABILITIES, NET (0.25%)                                                             ($1,866,106)

TOTAL INVESTMENTS 100.00%                                                                            $754,181,978

 * Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor
   Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 # All or a portion of the security is pledged as collateral for written call options.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                               VALUE AS A
                                                                               PERCENTAGE             VALUE
                                                ACQUISITION    ACQUISITION      OF FUND'S             AS OF
ISSUER, DESCRIPTION                                    DATE           COST      NET ASSETS  OCTOBER 31,2001
-----------------------------------------------------------------------------------------------------------
BuildNet, Inc.-
  Preferred Stock                                  10-25-99     $3,000,000           0.04%      $300,000
Commercialware, Inc.-
  Common Stock                                     08-06-99      1,000,000           0.13      1,000,000
Convergent Networks, Inc.-
  Preferred Stock                                  09-22-00      1,635,000           0.09        700,000
First Internet Bank of Indiana-
  Common Stock                                     02-07-00        999,939           0.07        502,915
Gomez Advisors, Inc.-
  Preferred Stock                                  11-01-99      1,500,000           0.01         50,882
  Preferred Stock                                  10-19-00        328,119           0.01        111,560
  Preferred Stock                                  02-23-01        349,493           0.00         11,855
  Short-Term Investment                            07-23-01         33,651           0.00         33,651
  Short-Term Investment                            07-23-01         22,433           0.00         22,433
Micro-ASI, Inc.-
  Preferred Stock                                  04-11-00      2,178,361           0.02        174,269
  Preferred Stock                                  12-21-00      1,000,000           0.01         50,000
Newpoint Technologies, Inc.-
  Common Stock                                     03-24-98        480,000           0.03        230,400
SerOptix-
  Common Stock                                     01-12-98             50           0.00             50
  Preferred Stock                                  01-12-98        500,000           0.07        500,000
  Preferred Stock                                  04-05-00        666,667           0.09        666,667
Silicon Genesis Corp.-
  Preferred Stock                                  09-05-00      3,000,004           0.27      2,000,002
Silicon Motion, Inc.-
  Preferred Stock                                  11-14-00      2,302,633           0.20      1,546,053
SuSE Linux AG-
  Common Stock                                     07-06-00      1,238,724           0.02        117,080
Transcept, Inc.-
  Preferred Stock                                  12-09-99      1,400,000           0.07        500,000
  Preferred Stock                                  04-02-01      1,008,611           0.13      1,008,611
Total                                                                                1.26%    $9,526,428

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $500,000 or 0.07% of net assets as of October 31, 2001.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




PORTFOLIO
CONCENTRATION

October 31, 2001

This table shows
the percentages
of the Fund's
investments
aggregated by
various countries.
                                      VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                       OF NET ASSETS
Bermuda                                               0.18%
Canada                                                0.17
Finland                                               2.18
Germany                                               0.02
Israel                                                0.39
Netherlands                                           1.14
Singapore                                             2.64
Sweden                                                0.85
Taiwan                                                1.80
United States
Long-term                                            85.77
Short-term                                            5.11

Total investments                                   100.25%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,268,977,919)    $756,048,084
Cash                                                   423
Receivable for investments sold                  1,211,070
Receivable for shares sold                         652,395
Dividends and interest receivable                  118,592
Other assets                                       115,536

Total assets                                   758,146,100

LIABILITIES
Payable for investments purchased                1,399,750
Payable for shares repurchased                     785,718
Payable for call options written
(premiums received $663,116)                     1,096,100
Payable to affiliates                              336,008
Other payables and accrued expenses                346,546

Total liabilities                                3,964,122

NET ASSETS
Capital paid-in                              1,843,653,995
Accumulated net realized loss on
  investments and written options             (576,073,896)
Net unrealized depreciation on
  investments and written options             (513,362,819)
Accumulated net investment loss                    (35,302)

Net assets                                    $754,181,978

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($343,313,845 [DIV] 81,657,173 shares)       $4.20
Class B ($371,811,512 [DIV] 94,491,462 shares)       $3.93
Class C ($36,256,722 [DIV] 9,216,506 shares)         $3.93
Class I ($2,799,899 [DIV] 661,726 shares)            $4.23

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($4.20 [DIV] 95%)                          $4.42
Class C ($3.93 [DIV] 99%)                            $3.97

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest                                                           $4,592,632
Securities lending income                                           1,998,853
Dividends (net of foreign withholding taxes of $99,572)               751,205

Total investment income                                             7,342,690

EXPENSES
Investment management fee                                           9,702,055
Class A distribution and service fee                                1,682,312
Class B distribution and service fee                                6,741,640
Class C distribution and service fee                                  610,833
Class A, B and C transfer agent fee                                 5,439,261
Class I transfer agent fee                                                621
Custodian fee                                                         215,031
Registration and filing fee                                           187,062
Miscellaneous                                                         179,770
Printing                                                               91,742
Trustees' fee                                                          71,694
Administrative fee                                                     66,575
Accounting and legal services fee                                      62,128
Auditing fee                                                           43,000
Legal fee                                                              11,958

Total expenses                                                     25,105,682

Net investment loss                                               (17,762,992)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                      (582,549,259)
Written options                                                     7,329,257
Foreign currency transactions                                          (1,611)
Change in net unrealized appreciation (depreciation) on
Investments                                                      (883,968,696)
Written options                                                      (432,984)

Net realized and unrealized loss                               (1,459,623,293)

Decrease in net assets from operations                        ($1,477,386,285)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01 1

INCREASE (DECREASE) IN NET ASSETS

From operations
Net investment loss                           ($26,990,291)    ($17,762,992)
Net realized gain (loss)                       119,447,406     (575,221,613)
Change in net unrealized
  appreciation (depreciation)                  (26,510,698)    (884,401,680)
Increase (decrease) in net assets
  resulting from operations                     65,946,417   (1,477,386,285)

Distributions to shareholders

From net realized gain
Class A                                        (26,930,555)     (17,603,381)
Class B                                        (30,585,937)     (24,839,802)
Class C                                           (874,349)      (1,967,579)
                                               (58,390,841)     (44,410,762)

From fund share transactions                 1,264,707,404      (86,870,100)

NET ASSETS
Beginning of period                          1,090,586,145    2,362,849,125

End of period 1                             $2,362,849,125     $754,181,978

1 Includes accumulated net investment loss of $25,895 and $35,302, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97 1  10-31-98 1  10-31-99 1  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $4.30       $5.01       $4.74      $10.03      $12.02
Net investment loss 2                                    (0.05)      (0.05)      (0.06)      (0.10)      (0.07)
Net realized and unrealized
  gain (loss) on investments                              0.97        0.18        5.39        5.12       (7.53)
Total from investment
  operations                                              0.92        0.13        5.33        5.02       (7.60)
Less distributions
From net realized gain                                   (0.21)      (0.40)      (0.04)      (3.03)      (0.22)
Net asset value,
  end of period                                          $5.01       $4.74      $10.03      $12.02       $4.20
Total return 3 (%)                                       21.90        3.95      113.09       25.37      (64.35)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $184        $186        $523        $971        $343
Ratio of expenses
  to average net assets (%)                               1.51        1.50        1.35        1.28        1.52
Ratio of net investment loss
  to average net assets (%)                              (0.95)      (0.97)      (0.78)      (0.69)      (0.97)
Portfolio turnover (%)                                     104          86          61          41          47

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97 1  10-31-98 1  10-31-99 1  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $4.20       $4.85       $4.55       $9.55      $11.34
Net investment loss 2                                    (0.08)      (0.08)      (0.11)      (0.19)      (0.11)
Net realized and unrealized
  gain (loss) on investments                              0.94        0.18        5.15        5.01       (7.08)
Total from investment
  operations                                              0.86        0.10        5.04        4.82       (7.19)
Less distributions
From net realized gain                                   (0.21)      (0.40)      (0.04)      (3.03)      (0.22)
Net asset value,
  end of period                                          $4.85       $4.55       $9.55      $11.34       $3.93
Total return 3 (%)                                       21.04        3.20      111.70       24.49      (64.60)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $66         $78        $553      $1,291        $372
Ratio of expenses
  to average net assets (%)                               2.21        2.20        2.05        1.98        2.19
Ratio of net investment loss
  to average net assets (%)                              (1.65)      (1.67)      (1.47)      (1.39)      (1.63)
Portfolio turnover (%)                                     104          86          61          41          47

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                          10-31-99 1,4  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.71         $9.55      $11.34
Net investment loss 2                                    (0.09)        (0.19)      (0.11)
Net realized and unrealized gain (loss)
  on investments                                          1.93          5.01       (7.08)
Total from investment
  operations                                              1.84          4.82       (7.19)
Less distributions
From net realized gain                                      --         (3.03)      (0.22)
Net asset value,
  end of period                                          $9.55        $11.34       $3.93
Total return 3 (%)                                       48.62 5       24.49      (64.60)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $14          $101         $36
Ratio of expenses
  to average net assets (%)                               2.16 6        1.99        2.22
Ratio of net investment loss
  to average net assets (%)                              (1.57) 6      (1.40)      (1.67)
Portfolio turnover (%)                                      61            41          47

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-01 4
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.95
Net investment loss 2                                    (0.02)
Net realized and unrealized loss
  on investments                                         (2.70)
Total from investment
  operations                                             (2.72)
Net asset value,
  end of period                                          $4.23
Total return 3 (%)                                      (39.14) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $3
Ratio of expenses
  to average net assets (%)                               0.87 6
Ratio of net investment loss
  to average net assets (%)                              (0.50) 6
Portfolio turnover (%)                                      47

1 Per share amounts have been restated to reflect the 6-for-1 stock split effective 8-11-00.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Class C shares began operations on 3-1-99. Class I shares began operations on 3-1-01.

5 Not annualized.

6 Annualized.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Technology Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of companies that rely extensively on technology in their product development or operations.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2001.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statements of Assets and Liabilities.


Written options for the year ended October 31, 2001 were as follows:

                                       NUMBER OF CONTRACTS   PREMIUMS RECEIVED
Outstanding, beginning of period                        --                  --
Options written                                     20,660          $8,149,085
Option closed                                       (8,200)         (3,054,411)
Options expired                                     (8,500)         (4,431,558)
Outstanding, end of period                           3,960            $663,116


Summary of written options outstanding on October 31, 2001:

NAME OF           NUMBER OF   EXERCISE          EXPIRATION
ISSUER            CONTRACTS      PRICE                DATE               VALUE

CALLS
Altera Corp.          2,050        $20   November 16, 2001            $430,500
KLA-Tencor Corp.      1,410         40   November 16, 2001             578,100
QUALCOMM, Inc.          500         60   December 22, 2001              87,500
                      3,960                                         $1,096,100

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $34,038,915 collateralized by securities in the amount of $34,600,347.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $575,084,448 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value; (b) 0.75% of the next $700,000,000 and (c) 0.70% of the average daily net asset value of the Fund in excess of $800,000,000.

Until June 30, 2001, the Fund paid a monthly administrative fee at a rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund. Effective July 1, 2001, this agreement was discontinued.

The Adviser has a subadvisory agreement with American Fund Advisors, Inc. The Fund is not responsible for the payment of the subadviser's fees.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $1,380,294 with regard to sales of Class A shares. Of this amount, $130,389 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,043,206 was paid as sales commissions to unrelated broker-dealers and $206,699 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $206,327 with regard to sales of Class C shares. Of this amount, $198,179 was paid as sales commissions to unrelated broker-dealers and $8,148 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $2,237,809 for Class B shares and $52,919 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

Effective July 1, 2001, the Fund entered into an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                      YEAR ENDED 10-31-00             YEAR ENDED 10-31-01
                                SHARES             AMOUNT         SHARES           AMOUNT
CLASS A SHARES
Sold                       103,309,872     $1,615,513,443     54,840,882     $431,681,383
Distributions reinvested     2,094,241         23,169,504      1,410,818       15,317,484
Repurchased                (76,795,159)    (1,235,445,468)   (55,370,811)    (435,652,912)
Net increase                28,608,954       $403,237,479        880,889      $11,345,955

CLASS B SHARES
Sold                        77,174,329     $1,072,667,616     17,400,634     $119,806,937
Distributions reinvested     2,341,859         24,607,243      1,884,354       19,275,708
Repurchased                (23,672,521)      (337,626,257)   (38,601,165)    (246,048,781)
Net increase (decrease)     55,843,667       $759,648,602    (19,316,177)   ($106,966,136)

CLASS C SHARES
Sold                        13,205,600       $182,849,992      5,939,613      $46,164,716
Distributions reinvested        62,166            653,157        144,661        1,479,887
Repurchased                 (5,828,445)       (81,681,826)    (5,796,061)     (42,560,209)
Net increase                 7,439,321       $101,821,323        288,213       $5,084,394

CLASS I SHARES 1
Sold                                --                 --        960,740       $5,457,733
Repurchased                         --                 --       (299,014)      (1,792,046)
Net increase                        --                 --        661,726       $3,665,687

NET INCREASE (DECREASE)     91,891,942     $1,264,707,404    (17,485,349)    ($86,870,100)

1 Class I shares began operations on 3-1-01.


NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $582,843,572 and $586,762,757, respectively.

The cost of investments owned at October 31, 2001 (including short-term investments) for federal income tax purposes was $1,269,967,367. Gross unrealized appreciation and depreciation of investments aggregated $116,726,206 and $630,645,489, respectively, resulting in net unrealized depreciation of $513,919,283.

NOTE E
Reclassification
of accounts

During the year ended October 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $19,215, a decrease in accumulated net investment loss of $17,753,585 and a decrease in capital paid-in of $17,772,800. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Technology Fund,

We have audited the accompanying statement of assets and liabilities of the John Hancock Technology Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Technology Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
December 10, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended October 31, 2001.

The Fund has designated distributions to shareholders of $44,410,762 as capital gain dividends.

With respect to the Fund's ordinary taxable income for the fiscal year ended October 31, 2001, none of the dividends qualify for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the tax character of distributions for calendar year 2001.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery



OUR WEB SITE

Available just a few clicks away--
www.jhfunds.com

Instant access to
----------------------------------
Portfolio/Account Information
----------------------------------
Proxy Voting
----------------------------------
Daily Mutual Fund Prices
----------------------------------
Mutual Fund Overviews
----------------------------------
Prospectuses
----------------------------------
4 & 5 Star Funds
----------------------------------
IRA Information/Calculators
----------------------------------
Annual & Semiannual Reports
----------------------------------
Investment Professionals
----------------------------------
Mutual Fund FAQs



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

Barry J. Gordon
President

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Technology Fund.

8300A  10/01
       12/01